SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )
______________________________

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Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Sec. 240.14a-12

Global X Funds

(Name of Registrant as Specified In Its Charter)
______________________________________________

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1.	Title of each class of securities to which transaction applies:
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2.	Aggregate number of securities to which transaction applies:
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3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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4.	Proposed maximum aggregate value of transaction:
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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4.	Date Filed:
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Dear Global X Funds Shareholder:

We need your help. As President of Global X Management Company LLC (“Global X”), investment adviser to the Global X Funds (the “Trust”), I am excited to announce that Global X has entered into an agreement and plan of merger pursuant to which an indirect wholly-owned subsidiary of Mirae Asset Global Investments Co., Ltd. (“Mirae”) would be merged with and into Global X (the “Transaction”). The Transaction, when completed, will constitute a change in control of Global X and cause the Trust’s current investment advisory agreements with Global X to automatically terminate. Accordingly, in anticipation of the Transaction, to provide for continuity in the operation of the series of Global X Funds (each a “Fund”), we are asking the shareholders of each Fund to approve a new investment advisory agreement to be entered into with Global X (the “New Agreement”).

The New Agreement will not change the services provided by Global X to each Fund or the advisory fee rate paid by each Fund, In addition, each Fund’s investment objective will not change as a result of the Transaction. Each Fund’s portfolio manager(s), as well as all of the other investment advisory personnel of Global X who currently assist in the management of the Funds, are expected to keep their current positions after the Transaction. The Transaction will not alter the number of shares you own in a Fund.

We are also asking you to elect four nominees to the board of trustees of the Trust (the “Board”), whose election would be effective as of the closing of the Transaction.

We believe that this combination with Mirae will provide our shareholders with important benefits:

•
Additional resources for the Global X team should provide enhancements to fund management capabilities, increased operational efficiency and the potential for long term cost savings if the funds grow in size.

•	Continuity of investment management and client service professionals, allowing the Global X team to maintain its focus on performance and excellent client service.

Global X and Mirae share a commitment to the exchange-traded fund (“ETF”) business with a global focus, focused on delivering value to customers through innovative and intelligent, low-cost index-based solutions. We are excited to join forces with Mirae to bring you top-notch products, and we look forward to continuing to serve you as we open the next chapter in our firm’s history.

Thank you for investing with us. Please refer to the “Questions and Answers” in the enclosed proxy materials for a quick guide to the Transaction and related proposals. Should you have any further questions about your account, do not hesitate to contact us at (800) 967-5068.

Please help us by casting your important proxy vote today!

Sincerely,

Luis Berruga

PROXY MATERIALS

Global X Silver Miners ETF
Global X Gold Explorers ETF
Global X Copper Miners ETF
Global X Uranium ETF
Global X Lithium & Battery Tech ETF
Global X Fertilizers/Potash ETF
Global X China Consumer ETF
Global X China Energy ETF
Global X China Financials ETF
Global X China Industrials ETF
Global X China Materials ETF
Global X NASDAQ China Technology ETF
Global X FTSE Southeast Asia ETF
Global X MSCI Colombia ETF
Global X MSCI Argentina ETF
Global X MSCI Greece ETF
Global X MSCI Norway ETF
Global X FTSE Nordic Region ETF
Global X MSCI Nigeria ETF
Global X Next Emerging & Frontier ETF
Global X MSCI Portugal ETF
Global X MSCI Pakistan ETF
Global X SuperDividend® ETF
Global X SuperDividend® U.S. ETF
Global X MSCI SuperDividend® Emerging Markets ETF
Global X SuperDividend® REIT ETF
Global X SuperIncome™ Preferred ETF
Global X Social Media ETF
Global X | JPMorgan Efficiente Index ETF
Global X | JPMorgan U.S. Sector Rotator Index ETF
Global X Guru® Index ETF
Global X Scientific Beta U.S. ETF
Global X Scientific Beta Europe ETF
Global X Scientific Beta Japan ETF
Global X Scientific Beta Asia ex-Japan ETF
Global X YieldCo Index ETF
Global X S&P 500® Catholic Values ETF
Global X MSCI SuperDividend® EAFE ETF
Global X MLP ETF
Global X MLP & Energy Infrastructure ETF
Global X SuperDividend® Alternatives ETF
Global X U.S. Preferred ETF
Global X FinTech ETF
Global X Internet of Things ETF
Global X Robotics & Artificial Intelligence ETF
Global X Health & Wellness Thematic ETF
Global X Longevity Thematic ETF
Global X Millennials Thematic ETF
Global X U.S. Infrastructure Development ETF
Global X Founder-Run Companies ETF
Global X Conscious Companies ETF
Global X Iconic U.S. Brands ETF
each, a series of
GLOBAL X FUNDS

1

Dear Shareholder:
The enclosed proxy materials relate to a meeting (“Meeting”) of shareholders (“Shareholders”) of the above-listed series (each, a “Fund” and collectively, the “Funds”) of Global X Funds (the “Trust”) to be held at the offices of the Trust at 600 Lexington Avenue 20th floor New York, New York 10022 on May 11, 2018 at 11:00 a.m., Eastern time. As a Shareholder, you have the opportunity to voice your opinion on the matters that affect your Fund(s). This package contains information about the proposals and the materials to reference when voting by mail, telephone, or through the Internet.
As discussed in more detail in the enclosed proxy statement (the “Proxy Statement”), on February 12, 2018, Global X Management Company LLC (“Global X”), each Fund’s current investment adviser, entered into an agreement and plan of merger pursuant to which an indirect wholly-owned subsidiary of Mirae Asset Global Investments Co., Ltd. would be merged with and into Global X (the “Transaction”). The Transaction, when completed, will constitute a change in control of Global X and cause the Funds’ current investment advisory agreements (together, the “Current Agreement”) with Global X to automatically terminate.
Accordingly, in anticipation of the Transaction, to provide for continuity in the operation of the Funds, we are asking the Shareholders of each Fund to approve a new investment advisory agreement to be entered into with Global X (the “New Agreement”). Under the New Agreement, Global X will provide the same services it currently provides under the Current Agreement at the same advisory fee rate schedule. In addition, each Fund’s investment objective will not change as a result of the Transaction. Each Fund’s portfolio manager(s), as well as all of the other investment advisory personnel of Global X who currently assist in the management of the Funds, are expected to keep their current positions after the Transaction. The Transaction will not alter the number of shares you own in a Fund.
The board of trustees of the Trust (the “Board”) has unanimously approved the New Agreement in respect of each Fund and unanimously recommends that Shareholders vote FOR its approval.
In addition, at the Meeting, Shareholders of the Trust are also being asked to elect nominees to the Board. If elected, these nominees (except one who is a current member of the Board) would take office at the closing of the Transaction. Information about the nominees for the Board appears in the enclosed Proxy Statement.
The Board unanimously recommends that you vote FOR each proposal.
Voting is quick and easy. Everything you need is enclosed. If you are a Shareholder of record of a Fund on March 21, 2018 (“Record Date”), you are entitled to notice of and to vote at the Meeting and any adjournment of the Meeting, even if you no longer held shares of the Fund after the Record Date. Your vote is important no matter how many shares you own. Voting your shares early will avoid the delay of follow-up mail and telephone solicitation. After reviewing the enclosed materials, please complete, sign and date your proxy card(s) before mailing it (them) in the postage-paid envelope, or help save time and postage costs by calling the toll free number and following the instructions. You may also vote via the Internet by logging on to the website indicated on your proxy card and following the instructions. If we do not hear from you, our proxy solicitor, AST Fund Solutions, LLC (“AST”), may contact you. This will ensure that your vote is counted even if you cannot or do not wish to attend the Meeting in person. If you have any questions about the proposals or the voting instructions, please call AST at (800) 967-5068. Representatives are available to assist you Monday through Friday, 9:00 a.m. to 10:00 p.m., Eastern time.
Very truly yours,
___________________________________
Luis Berruga
President
March 28, 2018

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS.

Below is a brief overview of the subject of the Shareholder vote. Your vote is important, no matter how large or small your ETF holdings may be. Please read the full text of the proxy statement (the “Proxy Statement”), which contains additional information about the proposals (each a “Proposal” and collectively, the “Proposals”), and keep it for future reference.

QUESTIONS AND ANSWERS.
Q. What are the Proposals being considered at the meeting of shareholders?

A.
At a meeting (the “Meeting”) of shareholders (“Shareholders”) of the above-listed series (each a “Fund” and collectively, the “Funds”) of Global X Funds (the “Trust”), the Shareholders are being asked to:

1.
Approve a new investment advisory agreement (the “New Agreement”) between the Trust, on behalf of each Fund, and Global X Management Company LLC (“Global X”) (“Proposal 1”). Appendix A contains the form of the New Agreement.

2.	Elect four nominees to the board of trustees of the Trust (“Board”) (“Proposal 2”).

Q. Why am I being asked to vote on the New Agreement for my Fund?
A. As discussed in more detail in the enclosed Proxy Statement, on February 12, 2018, Global X Management Company LLC (“Global X ”) entered into an agreement and plan of merger pursuant to which an indirect wholly-owned subsidiary of Mirae Asset Global Investments Co., Ltd. (“Mirae”), Horizons ETFs Management (USA) LLC (“Horizons”), would be merged with and into Global X (the “Transaction”), subject to certain conditions. Horizons and Global X are each registered with the U.S. Securities and Exchange Commission as an investment adviser.
The parties expect the closing of the Transaction (“Closing”) to take place on or about June 8, 2018, or as soon as practicable thereafter. Because the Closing of the Transaction would result in a change of control of Global X under the Investment Company Act of 1940, as amended (the “1940 Act”), it would automatically terminate the investment advisory agreements currently in effect between the Trust and Global X (together, the “Current Agreement”). Therefore, in order to provide for continuity in the management of the Funds, Shareholders of each Fund are being asked to approve the New Agreement. While Shareholders are being asked to approve the New Agreement, they are not being asked to approve the Transaction. Moreover, with your approval, Global X will continue to provide management and investment advisory services to each Fund following the Transaction. The Proxy Statement provides additional information about Global X and Proposal 1. If Shareholders approve Proposal 1, Proposal 1 will become effective upon the later of the Closing or the approval of the Proposal. If the Transaction is not completed, Proposal 1 will not become effective.
Q. Who is being nominated to serve as Trustees?
A. The nominees for election to serve as members of the Board (each, a “Nominee”) are Charles A. Baker, Luis Berruga, Sanjay Ram Bharwani and Clifford J. Weber. Mr. Bharwani is a current member and Messrs. Baker, Berruga and Weber would be new members of the Board. The Board has reviewed the qualifications and backgrounds of the Nominees and concluded that the Nominees are experienced in the oversight of investment companies. If the Transaction is not completed, Proposal 2 will not become effective.
Q. What role does the Board play? Would each of the Nominees be “independent” trustees on the Board?
A. Board members oversee Fund activities, review Fund performance, approve policy changes, and review contractual arrangements with companies that provide services to the Funds. Board members represent the Shareholders and have an obligation to serve the Shareholders’ best interests. Each of the Nominees (other than Mr. Berruga) are “independent,” meaning the Nominees have no deemed affiliation with the Funds (other than their positions on the Board, if the Transaction is completed), nor with Horizons or Global X.
Q. How does the Board recommend that I vote in connection with the Proposals for my Fund?
A. After careful consideration, the Board unanimously recommends that you vote “FOR” the approval of each Proposal described in the Proxy Statement.
Q. Why are you sending me this information?
A. You are receiving these proxy materials because you own shares in one or more of the Funds as of March 21, 2018 and have the right to vote on these very important Proposals concerning your investment.

3

Q. What will happen if Shareholders do not approve the New Agreement?
A. The completion of the Transaction is subject to certain terms and conditions, including obtaining Shareholder approval of the New Agreement by each of the Funds. If the New Agreement is not approved by Shareholders of a Fund, the Board will take such action as it deems necessary and in the best interests of that Fund and its Shareholders, which may include further solicitation of Shareholders. The approval of the New Agreement by the Shareholders of one Fund is not contingent upon the approval of the New Agreement by the Shareholders of any other Fund. Even if Shareholders of a Fund do not approve the New Agreement for their Fund, the Transaction could still close, resulting in the termination of the Current Agreement with Global X for that Fund. While an interim advisory agreement could be utilized for such Fund for a certain period of time, as discussed below, a Fund that has not approved the New Agreement may be liquidated.
Q. What will happen if the Transaction is completed before Shareholders of a Fund have approved Proposal 1?
A. In the event that the completion of the Transaction and the termination of a Fund’s Current Agreement occurs before Shareholder approval of the New Agreement for a Fund is obtained, it is anticipated that the Fund would rely on Rule 15a-4 under the 1940 Act, which permits the Board (including a majority of the members of the Board who are not “interested persons,” as defined in the 1940 Act, of the Trust (the “Independent Trustees”)) to approve and enter into an interim advisory agreement pursuant to which an interim adviser (i.e., Global X) may serve as investment adviser to a Fund for up to 150 days following the termination of the Current Agreement.
Q. How will the Transaction affect me as a Fund Shareholder?
A. Your Fund and its investment objectives will not change as a result of the completion of the Transaction, and you will still own the same shares in the same Fund. Under the New Agreement, Global X will provide the same services it currently provides under the Current Agreement at the same advisory fee rate schedule. Each Fund’s portfolio manager(s), as well as all of the other investment advisory personnel of Global X who currently assist in the management of the Funds, are expected to keep their current positions after the Transaction. There are no currently anticipated changes in the way the Funds are managed as a result of the Transaction.
The Transaction is expected to provide Shareholders of the Funds with the potential to realize benefits resulting from Mirae’s intention to devote additional resources to the Funds. Any resulting growth of Fund assets may produce economies of scale that could benefit Shareholders of the Funds. However, it is possible that Fund assets will not grow and the Funds will not achieve economies of scale.
Q. Will the portfolio managers of my Fund change?
A. No. Each Fund’s portfolio manager(s), as well as all of the other investment advisory personnel of Global X who currently assist in the management of the Funds, are expected to keep their current positions after the Transaction. There are no currently anticipated changes in the way the Funds are managed as a result of the Transaction
Q. Will the fees payable under the New Agreement increase as a result of the Transaction?
A. No. The Proposal to approve the New Agreement does not seek any increase in fees. Like the Current Agreement, under the New Agreement each Fund will pay Global X a fee for the advisory, supervisory, administrative and other services it requires under an all-in fee structure.
Q. Will my Fund pay for this proxy solicitation or for the costs of the Transaction?
A. No. The Trust will not bear these costs. The expenses of preparation, printing and mailing of the enclosed proxy cards, the accompanying notices, the proxy statement and any other costs associated with the proxy statement or the Transaction, including proxy solicitation, will be borne by Global X and Horizons.
Q. How do I vote my shares?
A. For your convenience, there are several ways you can vote:
By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;
By Telephone: Call the number printed on the enclosed proxy card(s);
By Internet: Access the website address printed on the enclosed proxy card(s); or

4

In Person: Attend the Meeting described in the Proxy Statement. If you wish to attend the Meeting, please notify our proxy solicitor, AST Fund Solutions, LLC (“AST”), by calling (800) 967-5068. Shareholders of record at the close of business on March 21, 2018 are entitled to attend the Meeting. Eligible Shareholders who intend to attend the Meeting in person will need to bring proof of share ownership, such as a shareholder statement or letter from a custodian or broker-dealer confirming ownership, as of March 21, 2018, and a valid picture identification, such as a driver’s license or passport, for admission to the Meeting. Seating is very limited, so persons without proof of ownership and identification will not be admitted. Shareholders whose shares are held in “street name” through their broker will need to obtain a legal proxy from their broker and present it at the Meeting in order to vote in person.
Q. Why may there be more than one proxy card enclosed?
A. If you own shares of more than one Fund, you will receive a separate proxy card for each Fund.
Q. Whom should I call for additional information about this Proxy Statement?
A. If you need any assistance, or have any questions regarding the Proposals or how to vote your shares, please call AST at (800) 967-5068. Representatives are available to assist you Monday through Friday, 9:00 a.m. to 10:00 p.m., Eastern time.
THE BOARD RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS
DESCRIBED IN THE PROXY STATEMENT.

5

NOTICE OF MEETING OF SHAREHOLDERS
To be held on May 11, 2018

Global X Silver Miners ETF
Global X Gold Explorers ETF
Global X Copper Miners ETF
Global X Uranium ETF
Global X Lithium & Battery Tech ETF
Global X Fertilizers/Potash ETF
Global X China Consumer ETF
Global X China Energy ETF
Global X China Financials ETF
Global X China Industrials ETF
Global X China Materials ETF
Global X NASDAQ China Technology ETF
Global X FTSE Southeast Asia ETF
Global X MSCI Colombia ETF
Global X MSCI Argentina ETF
Global X MSCI Greece ETF
Global X MSCI Norway ETF
Global X FTSE Nordic Region ETF
Global X MSCI Nigeria ETF
Global X Next Emerging & Frontier ETF
Global X MSCI Portugal ETF
Global X MSCI Pakistan ETF
Global X SuperDividend® ETF
Global X SuperDividend® U.S. ETF
Global X MSCI SuperDividend® Emerging Markets ETF
Global X SuperDividend® REIT ETF
Global X SuperIncome™ Preferred ETF
Global X Social Media ETF
Global X | JPMorgan Efficiente Index ETF
Global X | JPMorgan U.S. Sector Rotator Index ETF
Global X Guru® Index ETF
Global X Scientific Beta U.S. ETF
Global X Scientific Beta Europe ETF
Global X Scientific Beta Japan ETF
Global X Scientific Beta Asia ex-Japan ETF
Global X YieldCo Index ETF
Global X S&P 500® Catholic Values ETF
Global X MSCI SuperDividend® EAFE ETF
Global X MLP ETF
Global X MLP & Energy Infrastructure ETF
Global X SuperDividend® Alternatives ETF
Global X U.S. Preferred ETF
Global X FinTech ETF
Global X Internet of Things ETF
Global X Robotics & Artificial Intelligence ETF
Global X Health & Wellness Thematic ETF
Global X Longevity Thematic ETF
Global X Millennials Thematic ETF
Global X U.S. Infrastructure Development ETF
Global X Founder-Run Companies ETF
Global X Conscious Companies ETF
Global X Iconic U.S. Brands ETF

6

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 11, 2018:
This proxy statement is available at www.globalxfunds.com.
To the shareholders (the “Shareholders”) of each fund listed above (each, a “Fund” and collectively, the “Funds”), each of which is a separate series of Global X Funds (the “Trust”):
NOTICE IS HEREBY GIVEN that a meeting of Shareholders of each Fund (the “Meeting”) will be held at the offices of the Trust at 600 Lexington Avenue, 20th Floor New York, New York 10022 on May 11, 2018 at 11:00 a.m., Eastern time. At the Meeting, Shareholders will be asked to consider and act upon the following proposals (each, a “Proposal” and collectively, the “Proposals”), as described in the accompanying proxy statement (“Proxy Statement”):

1.	To approve a new investment advisory agreement for each Fund.

2.	To elect the following four nominees to serve as members of the board of trustees of the Trust (the “Board”): Charles A. Baker, Luis Berruga, Sanjay Ram Bharwani and Clifford J. Weber.

YOUR BOARD RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS.
The Proposals are discussed in greater detail in the enclosed Proxy Statement. You are entitled to vote at the Meeting if you owned shares of any of the Funds at the close of business on March 21, 2018 (“Record Date”). If you attend the Meeting, you may vote your shares in person. Please contact our proxy solicitor, AST Fund Solutions, LLC, if you plan to attend the Meeting by calling (800) 967-5068. Shareholders of record at the close of business on the Record Date are entitled to attend the Meeting. Eligible Shareholders who intend to attend the Meeting in person will need to bring proof of share ownership, such as a shareholder statement or letter from a custodian or broker-dealer confirming ownership, as of the Record Date, and a valid picture identification, such as a driver’s license or passport, for admission to the Meeting. Seating is very limited, so persons without proof of ownership and identification will not be admitted. Shareholders whose shares are held in “street name” through their broker will need to obtain a legal proxy from their broker and present it at the Meeting in order to vote in person. Whether or not you expect to attend the Meeting in person, we urge you to complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or vote by telephone or through the Internet.
YOUR VOTE IS IMPORTANT— PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY.
By order of the Board.
/s/ Luis Berruga
Luis Berruga
President
March 28, 2018
To secure the largest possible representation and to save the expense of further mailings, please mark your proxy card(s), sign, and return it (them) in the enclosed envelope, which requires no postage if mailed from the United States. If you prefer, you may instead vote by telephone or the Internet. You may revoke your proxy at any time before or at the Meeting or vote in person if you attend the Meeting, as provided in the attached Proxy Statement.
SOME SHAREHOLDERS HOLD SHARES IN MORE THAN ONE FUND AND MAY RECEIVE PROXY CARDS AND/OR PROXY MATERIALS FOR EACH FUND OWNED. PLEASE SIGN AND PROMPTLY RETURN EACH PROXY CARD IN THE SELF-ADDRESSED ENVELOPE REGARDLESS OF THE NUMBER OF SHARES OWNED.

7

PROXY STATEMENT
For

Global X Silver Miners ETF
Global X Gold Explorers ETF
Global X Copper Miners ETF
Global X Uranium ETF
Global X Lithium & Battery Tech ETF
Global X Fertilizers/Potash ETF
Global X China Consumer ETF
Global X China Energy ETF
Global X China Financials ETF
Global X China Industrials ETF
Global X China Materials ETF
Global X NASDAQ China Technology ETF
Global X FTSE Southeast Asia ETF
Global X MSCI Colombia ETF
Global X MSCI Argentina ETF
Global X MSCI Greece ETF
Global X MSCI Norway ETF
Global X FTSE Nordic Region ETF
Global X MSCI Nigeria ETF
Global X Next Emerging & Frontier ETF
Global X MSCI Portugal ETF
Global X MSCI Pakistan ETF
Global X SuperDividend® ETF
Global X SuperDividend® U.S. ETF
Global X MSCI SuperDividend® Emerging Markets ETF
Global X SuperDividend® REIT ETF
Global X SuperIncome™ Preferred ETF
Global X Social Media ETF
Global X | JPMorgan Efficiente Index ETF
Global X | JPMorgan U.S. Sector Rotator Index ETF
Global X Guru® Index ETF
Global X Scientific Beta U.S. ETF
Global X Scientific Beta Europe ETF
Global X Scientific Beta Japan ETF
Global X Scientific Beta Asia ex-Japan ETF
Global X YieldCo Index ETF
Global X S&P 500® Catholic Values ETF
Global X MSCI SuperDividend® EAFE ETF
Global X MLP ETF
Global X MLP & Energy Infrastructure ETF
Global X SuperDividend® Alternatives ETF
Global X U.S. Preferred ETF
Global X FinTech ETF
Global X Internet of Things ETF
Global X Robotics & Artificial Intelligence ETF
Global X Health & Wellness Thematic ETF
Global X Longevity Thematic ETF
Global X Millennials Thematic ETF
Global X U.S. Infrastructure Development ETF
Global X Founder-Run Companies ETF
Global X Conscious Companies ETF
Global X Iconic U.S. Brands ETF

each, a series of

GLOBAL X FUNDS

Dated March 28, 2018

1

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 11, 2018:
This proxy statement is available at www.globalxfunds.com.
This proxy statement (the “Proxy Statement”) solicits proxies to be voted at a meeting (the “Meeting”) of shareholders (“Shareholders”) of the above-listed series of Global X Funds (the “Trust”). Each of the above-listed series of the Trust is referred to as a “Fund” and are collectively referred to as the “Funds.” The Board of Trustees of the Trust (the “Board”) called the Meeting to vote on the following proposals (each, a “Proposal” and collectively, the “Proposals”), which are described more fully below:

	Proposal	Who votes on the Proposal?
1.	To approve a new investment advisory agreement for each Fund.	Shareholders of each Fund voting separately from Shareholders of each other Fund.
2.	To elect four nominees to the board of trustees of the Trust (the “Board Members”).	Shareholders of all Funds voting collectively.

The principal office of the Trust is located at 600 Lexington Avenue, 20th Floor New York, New York 10022. You can reach the office of the Trust by telephone by calling 1-888-GXFund-1 (1-888-493-8631). The Trust is a Delaware statutory trust registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Meeting will be held at the offices of the Trust at 600 Lexington Avenue, 20th Floor New York, New York 10022 on May 11, 2018 at 11:00 a.m., Eastern time. Only Board members, officers of the Trust, Global X Management Company LLC (“Global X ”), investment adviser to each Fund, and Shareholders of record on March 21, 2018 (the “Record Date”) will be admitted to the Meeting. Eligible Shareholders who intend to attend the Meeting in person will need to bring proof of share ownership, such as a Shareholder statement or letter from a custodian or broker-dealer confirming ownership, as of the Record Date, and a valid picture identification, such as a driver’s license or passport, for admission to the Meeting. Seating is very limited, so persons without proof of ownership and identification will not be admitted. The Board, on behalf of each Fund, is soliciting these proxies. This Proxy Statement is first being sent to Shareholders on or about March 28, 2018.
This Proxy Statement gives you information about the Proposals, and other matters that you should know before voting.
The Trust will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a Shareholder upon request. Such requests should be directed to the Trust by calling toll free at 1-888-GXFund-1 (1-888-493-8631) or by correspondence addressed to 600 Lexington Avenue, 20th Floor New York, New York 10022. Copies are also available at www.globalxfunds.com. Copies of the annual and semi-annual reports of the Trust are also available on the EDGAR Database on the U.S. Securities and Exchange Commission’s (“SEC”) Internet site at www.sec.gov.
Two or more Shareholders of a Fund who share an address might receive only one annual report or Proxy Statement, unless the Trust has received instructions to the contrary. The Trust will promptly send, at no cost, a separate copy of the annual report and/or Proxy Statement to any Shareholder upon request. To request a separate copy of an annual report or the Proxy Statement, Shareholders should contact the Trust at 1-888-GXFund-1 (1-888-493-8631).
TO ASSURE THE PRESENCE OF A QUORUM AT THE MEETING, PLEASE PROMPTLY EXECUTE AND RETURN THE ENCLOSED PROXY. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. ALTERNATIVELY, YOU MAY VOTE BY TELEPHONE OR THROUGH THE INTERNET AT THE NUMBER OR WEBSITE ADDRESS PRINTED ON THE ENCLOSED PROXY CARD(S).

2

PROPOSAL 1: APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT
You are being asked to approve a new investment advisory agreement (the “New Agreement”) between the Trust, on behalf of your Fund, and Global X. Appendix A contains the form of the New Agreement. On February 12, 2018, Global X, the current investment adviser to each Fund, entered into an agreement and plan of merger (the “Acquisition Agreement”) pursuant to which an indirect wholly-owned subsidiary of Mirae Asset Global Investments Co., Ltd. (“Mirae”) would be merged with and into Global X (the “Transaction”). Pursuant to the Acquisition Agreement, Mirae will acquire all of the equity interests of Global X.
The Board is proposing the approval of the New Agreement because the current investment advisory agreements for the Funds (together, the “Current Agreement”) will terminate upon completion of the Transaction. As required by the 1940 Act, the Current Agreement terminates automatically upon its “assignment,” which includes a change in control of Global X. The completion of the Transaction will result in a change in control of Global X, and thus the assignment and automatic termination of the Current Agreement. Shareholders of each Fund are therefore being asked to approve the New Agreement for their Fund to provide for the continued operation of their Fund. The New Agreement would become effective for a Fund only if approved by the Shareholders of that Fund and if the Transaction is completed. The closing of the Transaction (the “Closing”) is currently expected to take place on or about June 8, 2018, or as soon as practicable thereafter. If the Transaction is not completed or the Acquisition Agreement is terminated, the New Agreement will not go into effect and the Current Agreement will continue in effect.
Description of the Transaction
The terms and conditions of the Transaction are set forth in an agreement and plan of merger among Horizons ETFs Management (USA) LLC (“Horizons”), MAGI Sub LLC, Global X, Bruno del Ama and the Bruno del Ama Revocable Trust, Jose Gonzalez and Oscar del Ama. Pursuant to this agreement, Horizons would be merged with and into Global X, with Global X ending as a wholly owned subsidiary of Mirae. The completion of the Transaction is subject to certain terms and conditions, including obtaining Shareholder approval of the New Agreement and the election of nominees to the Board under Proposal 2, which is further explained below. Global X has no current plans to change any of the service providers to the Funds, although Global X reserves the right to request that the Board do so in the future. Each Fund’s portfolio manager(s), as well as all of the other investment advisory personnel of Global X who currently assist in the management of the Funds, are expected to keep their current positions after the Transaction. There are no currently anticipated changes in the way the Funds are managed as a result of the Transaction. The Transaction is expected to provide Shareholders of the Funds with the potential to realize benefits resulting from Mirae’s intention to devote additional resources to the Funds. Any resulting growth of Fund assets may produce economies of scale that could benefit Shareholders. However, it is also possible that Fund assets will not grow and the Funds will not achieve economies of scale.
Although there is no assurance that the Closing will occur, if each of the terms and conditions is satisfied or waived, Global X and Mirae anticipate that the Closing will take place on or about June 8, 2018, or as soon as practicable thereafter.
Post-Transaction Structure and Operations
As noted above, upon the Closing, Global X will continue to serve as investment adviser to the Funds, subject to Shareholder approval. It is expected that all of the investment advisory personnel of Global X who currently assist in the management of the Funds will continue as employees of Global X and will provide uninterrupted management of the Funds following the Closing for so long as they choose to remain employees of Global X. In the event that they choose not to remain employed by Global X, Global X will identify appropriate replacements. The Trust, Mirae and Global X currently do not anticipate any changes to the organization and structure of the Trust.
The Board, including the nominees if elected under Proposal 2, will be responsible for making decisions regarding, among other matters, the independent accountants, custodian, and transfer agent of the Funds.
Section 15(f) of the 1940 Act
The Board has been advised that the parties intend to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor whereby an investment adviser (such as Global X) to an investment company (such as the Trust) may receive payment or benefit in connection with the sale of an interest in the investment adviser if two conditions are satisfied. The first condition is that during the three-year period following the closing of the sale, at least 75% of the investment company’s board must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor, which in this case is Global X. The Board currently meets this test, and is expected to continue to do so after the Closing if the nominees are elected under Proposal 2. Second, no “unfair burden” can be imposed on the investment company as a result of the sale. An “unfair burden” includes any arrangement during the two-year period after the sale where the investment adviser (or predecessor or successor adviser), or any of its “interested persons” (as defined in the 1940 Act), receive or is entitled to receive any compensation, directly or indirectly, (i) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company) or (ii) from the investment company or its Shareholders

(other than fees for bona fide investment advisory or other services). Horizons has agreed that it will, and will cause each of its affiliates to, conduct their business so as to enable reliance upon Section 15(f) of the 1940 Act in connection with the investment advisory services to be provided by Global X to each Fund after the Closing of the Transaction. If Horizons or any of its affiliates shall have obtained an order from the SEC exempting it from the provisions of Section 15(f) of the 1940 Act or an opinion of counsel based on precedents under applicable federal law with respect to the meaning of Section 15(f) of the 1940 Act, which opinion is reasonably satisfactory in form and substance to the Board, then this agreement shall be deemed to be modified to the extent necessary to permit Horizons and its affiliates to act in a manner consistent with such exemptive order or legal opinion.
The New Agreement
The New Agreement is the same as the Current Agreement, except with respect to the dates and term of the agreement. Under the New Agreement, Global X will continue to provide the same services it currently provides under the Current Agreement at the same advisory fee rate schedule. Appendix A contains the form of the New Agreement. The following description of the New Agreement is qualified in its entirety by reference to the full text of the New Agreement as set forth in Appendix A. The key features of the New Agreement and Current Agreement are described below.
Investment Management Services. Under the New Agreement, Global X, as investment adviser, would provide the same investment management services that Global X performs under the Current Agreement.
All-In Fee. Pursuant to the Current and New Agreements, Global X is entitled to a fee from each Fund at annual rates based on the average daily net assets of a Fund, and are paid monthly. Like the Current Agreement, under the New Agreement each Fund will pay Global X a fee for advisory, supervisory, administrative and other services if required under an all-in fee structure.
Global X has entered into written fee waiver and expense reimbursement agreements (“Current Fee Waiver Agreements”) with respect to Global X Scientific Beta U.S. ETF, Global X Health & Wellness Thematic ETF, Global X Longevity Thematic ETF, Global X Millennials Thematic ETF, and Global X U.S. Infrastructure Development ETF, pursuant to which Global X has agreed to waive a portion of its fees and/or reimburse Fund expenses to the extent necessary such that Global X’s advisory fee does not exceed a certain amount of such Funds’ average daily net assets. Amounts waived and/or reimbursed pursuant to the Current Fee Waiver Agreements are not subject to subsequent recoupment by Global X. In connection with the New Agreement, Global X will enter into new written fee waiver and expense reimbursement agreements (“New Fee Waiver Agreements”) similar to the Current Fee Waiver Agreements. The New Fee Waiver Agreements will remain in effect and be contractually binding for a period of two years following the Closing. The New Fee Waiver Agreements will also not be subject to subsequent recoupment by Global X or its affiliates, including Mirae.
Best Execution and Soft Dollars. The Current and New Agreements contain identical provisions regarding the execution of portfolio transactions, and the ability of the investment adviser to receive “soft dollar” research from brokers through whom it places trades.
Limitation on Liability. The Current and New Agreements both provide that, in the absence of willful misfeasance, bad faith or gross negligence on Global X’s part in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreement or otherwise for breach of the Agreement, Global X shall not be liable to the Trust, each Fund or Shareholders for any error of judgment or mistake of law or for any loss suffered by any Fund or Shareholders in connection with the matters to which the Agreement relates.
Duration. If approved by Shareholders of a Fund, then the New Agreement will remain in force for an initial term of two years from the date of its execution. Thereafter, if not terminated, the New Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by both (i) the vote of a majority of the Board or the vote of a “majority of the outstanding voting securities,” as defined in the 1940 Act, of the Fund, and (ii) the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Current Agreement has similar provisions for its term and continuance.
A vote of a “majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund that are present at a meeting if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund (a “1940 Act Majority”).
Termination. Both the Current and New Agreements may be terminated with respect to any Fund on 60 days’ written notice by Global X, the Board, or a 1940 Act Majority of a Fund’s Shareholders. The New Agreement will also immediately terminate in the event of its “assignment” (as defined in the 1940 Act).

Amendments. Both the Current and New Agreements require that amendments be approved as required by (or as not prohibited by) the 1940 Act, which generally requires approval of a majority of trustees who are not parties to such agreement or interested persons of any such party, and also generally require for material amendments a vote or written consent of a 1940 Act Majority of the Fund.
Additional Information. Global X serves as the Funds’ investment adviser under the Current Agreement with the Trust. The Current Agreement became effective for each of the Funds as set forth in the table below. The Current Agreement was last approved for continuance for each Fund by the Board, including a majority of the Independent Trustees, on November 14, 2017. A discussion of the basis for the Board’s most recent approval of the Current Agreement for the Fund is available in the Trust’s semi-annual report to Shareholders for the period ending April 30, 2017, or annual report to Shareholders for the fiscal year ended November 30, 2017, as noted below.

Fund	Effective Date of Current Agreement
Global X Silver Miners ETF[1]	March 26, 2010
Global X Gold Explorers ETF[1]	August 27, 2010
Global X Copper Miners ETF[1]	March 26, 2010
Global X Uranium ETF [1]	June 4, 2010
Global X Lithium & Battery Tech ETF[1]	June 4, 2010
Global X Fertilizers/Potash ETF[1]	February 25, 2011
Global X China Consumer ETF[1]	October 2, 2009
Global X China Energy ETF[1]	October 2, 2009
Global X China Financials ETF[1]	October 2, 2009
Global X China Industrials ETF[1]	October 2, 2009
Global X China Materials ETF[1]	October 2, 2009
Global X NASDAQ China Technology ETF[1]	October 2, 2009
Global X FTSE Southeast Asia ETF[1]	November 17, 2010
Global X MSCI Colombia ETF[1]	December 5, 2008
Global X MSCI Argentina ETF[1]	December 5, 2008
Global X MSCI Greece ETF[1]	August 19, 2011
Global X MSCI Norway ETF[1]	October 2, 2009
Global X FTSE Nordic Region ETF[1]	September 26, 2008
Global X MSCI Nigeria ETF[1]	August 19, 2011
Global X Next Emerging & Frontier ETF[1]	November 17, 2010
Global X MSCI Portugal ETF[1]	August 19, 2011
Global X MSCI Pakistan ETF[1]	October 2, 2009
Global X SuperDividend® ETF[1]	February 25, 2011
Global X SuperDividend® U.S. ETF[1]	February 25, 2011
Global X MSCI SuperDividend® Emerging Markets ETF[1]	November 14, 2014
Global X SuperDividend® REIT ETF[1]	February 24, 2012
Global X SuperIncome™ Preferred ETF[1]	February 24, 2012
Global X Social Media ETF[1]	August 19, 2011
Global X | JPMorgan Efficiente Index ETF[1]	September 5, 2014
Global X | JPMorgan U.S. Sector Rotator Index ETF[1]	September 5, 2014
Global X Guru® Index ETF[1]	May 25, 2012
Global X Scientific Beta U.S. ETF[1]	March 10, 2015
Global X Scientific Beta Europe ETF[1]	March 10, 2015
Global X Scientific Beta Japan ETF[1]	March 10, 2015
Global X Scientific Beta Asia ex-Japan ETF[1]	March 10, 2015
Global X YieldCo Index ETF[1]	April 21, 2015
Global X S&P 500® Catholic Values ETF[1]	May 29, 2015
Global X MSCI SuperDividend® EAFE ETF[1]	September 9, 2016
Global X MLP ETF[2]	May 11, 2011

Fund	Effective Date of Current Agreement
Global X MLP & Energy Infrastructure ETF[2]	February 22, 2013
Global X SuperDividend® Alternatives ETF[2]	March 10, 2015
Global X U.S. Preferred ETF[2]	February 24, 2017
Global X FinTech ETF[2]	November 13, 2015
Global X Internet of Things ETF[2]	November 13, 2015
Global X Robotics & Artificial Intelligence ETF[2]	February 26, 2016
Global X Health & Wellness Thematic ETF[2]	November 13, 2015
Global X Longevity Thematic ETF[2]	February 26, 2016
Global X Millennials Thematic ETF[2]	February 26, 2016
Global X U.S. Infrastructure Development ETF[2]	February 24, 2017
Global X Founder-Run Companies ETF[2]	September 9, 2016
Global X Conscious Companies ETF[2]	November 13, 2015
Global X Iconic U.S. Brands ETF[2]	September 20, 2017

[1]	A discussion of the basis for the Board’s most recent approval is available in the Trust’s semi-annual report to Shareholders for the period ending April 30, 2017.

[2]	A discussion of the basis for the Board’s most recent approval is available in the Trust’s annual report to Shareholders for the fiscal year ended November 30, 2017.
If the New Agreement is approved for a Fund, Global X will provide the same investment advisory services it currently provides to the Fund under the Current Agreement.
Interim Advisory Agreement. In the event that the completion of the Transaction and the termination of a Fund’s Current Agreement occurs before Shareholder approval of the New Agreement for a Fund is obtained, it is anticipated that the Fund would rely on Rule 15a-4 under the 1940 Act, which permits the Board (including a majority of the Independent Trustees) to approve and enter into an interim advisory agreement (“Interim Advisory Agreement”) pursuant to which Global X would serve as an interim adviser to a Fund for up to 150 days following the termination of the Current Agreement. At an in person meeting on February 23, 2018, the Board approved an Interim Advisory Agreement for each Fund, which would only take effect if the Closing occurs before a Fund’s Shareholders approve the New Agreement.
In approving the Interim Advisory Agreement, the Board, including a majority of the Independent Trustees, determined that (A) the scope and quality of services to be provided to each Fund under the Interim Advisory Agreement would be at least equivalent to the scope and quality of services provided under the Current Agreement; (B) the compensation to be received by Global X as the interim adviser under the Interim Advisory Agreement is no greater than the compensation that Global X would have received under the Current Agreement; and (C) the Interim Advisory Agreement has the same terms and conditions as the Current Agreement, with the exception of its effective and termination dates and differences in the terms and conditions the Board, including a majority of Independent Trustees, finds to be immaterial. Other provisions of the Interim Advisory Agreement will include:

(i)	the Interim Advisory Agreement terminates upon the earlier of the 150th day following the termination of the Current Agreement or the effectiveness of the New Agreement;

(ii)
the Board or a 1940 Act Majority of a Fund’s outstanding shares may terminate the Interim Advisory Agreement at any time, without the payment of any penalty, on not more than 10 calendar days’ written notice to Global X as the interim adviser;

(iii)	the compensation earned by Global X as the interim adviser under the Interim Advisory Agreement will be held in an interest-bearing escrow account with a Fund’s custodian or a bank;

(iv)
if a 1940 Act Majority of a Fund’s outstanding shares approve such Fund’s New Agreement by the end of the 150-day period, then the amount in the escrow account (including interest earned) will be paid to Global X as the interim adviser; and

(v)
if a 1940 Act Majority of a Fund’s outstanding shares do not approve such Fund’s New Agreement, then Global X as the interim adviser will be paid out of the escrow account the lesser of (a) any costs incurred in performing the Interim Advisory Agreement (plus interest earned on that amount while in escrow), or (b) the total amount in the escrow account (plus interest earned).

In the event that the New Agreement is not approved by each Fund’s Shareholders, the Board will take such action as it believes to be in the best interest of the respective Fund and its Shareholders.

Board Considerations in Approving the New Agreement
The Trustees of the Trust, the majority of which are independent, met on February 23, 2018 at an in-person meeting called for the purpose of considering the New Agreement (the “Board Meeting”), and previously met on February 16, 2018 at which the received information from MAGI and Global X. At the Board Meeting, the Trustees discussed and approved the New Agreement between Global X and the Trust, on behalf of each Fund, and determined to recommend that Shareholders approve the New Agreement. The Independent Trustees had requested and been provided with detailed materials relating to Horizons, Global X and the Transaction in advance of the Board Meeting, and had previously met with representatives of MAGI and Global X on February 16, 2018. The Independent Trustees met in executive session with their independent legal counsel during the Board Meeting to discuss the proposed Transaction and its possible effect on the Funds. At the Board Meeting, representatives of Horizons and Global X responded to questions from the Board, and discussed, among other things, the strategic rationale for the Transaction and Horizons’s general plans and intentions regarding the Funds. The Board, including the Independent Trustees, evaluated the terms of the New Agreement, reviewed the information provided by Horizons and Global X in connection with the consideration of approving the New Agreement on behalf of the Funds, and reviewed the duties and responsibilities of the Board in evaluating and approving the New Agreement.
In connection with the Board’s review of the New Agreement, Global X and Horizons advised the Board about a variety of matters, including the following:

•
No material changes are currently contemplated as a result of the Transaction in the nature, quality, or extent of services currently provided to the Funds and their Shareholders, including investment management and other Shareholder services.

•	No material changes are currently contemplated in the operation of the Funds, and the same portfolio manager managing each Fund’s assets are expected to do so after the Transaction..

•
Each Fund’s portfolio manager(s), as well as all of the other investment advisory personnel of Global X who currently assist in the management of the Funds, are expected to keep their current positions after the Transaction.

•
Horizons has agreed that it will, and will cause each of its affiliates to, conduct their business to enable reliance upon the conditions of Section 15(f) of the 1940 Act, including not imposing any “unfair burden” on the Funds for at least two years from the Closing.

•	The reputation, financial strength, and resources of Horizons and MAGI, and the potential benefits to Shareholders of Horizons becoming the parent of the investment adviser to the Funds.

•	The long-term business goals of Horizons, MAGI, and Global X.

•	There will be no changes to the Funds key service providers.

In addition to the information provided by Global X and Horizons as described above, the Board also considered, among other factors, the following:

•	Horizons’s experience and success with past acquisitions.

•
The terms and conditions of the New Agreement will be substantially identical to the Current Agreement, including the continuation of the all-in fee structure, and that each Fund’s contractual fee rates under the New Agreement will remain the same as in the Current Agreement,

•	The capabilities, resources, and personnel of Horizons necessary for Global X to continue to provide the investment management services currently provided to each Fund.

•
The advisory fees paid by each Fund after the Transaction represent reasonable compensation to Global X in light of the services to be provided, the costs to Global X of providing those services, economies of scale, and the fees and other expenses paid by similar funds, and in this regard, see the discussion of the Board’s considerations with regard to its approval of the Current Agreement as disclosed in the annual report to Shareholders for the fiscal year ended November 30, 2017,

•
Global X and Horizons have agreed to pay all expenses of the Funds in connection with this proxy solicitation, and that the Funds will bear no costs in obtaining Shareholder approval of the New Agreement.

In connection with their consideration of the New Agreement on February 26, 2018, the Trustees noted that, on November 14, 2017, the Board had approved the continuation of the Current Agreement. The Independent Trustees considered that, in connection with the foregoing approvals, the Board had determined that the Adviser had the capabilities, resources and personnel necessary to provide the services to each Fund as required under the Current Agreement, and the advisory fee rates paid by each Fund, taking into account the unitary fees charged to the Funds, represented reasonable compensation to the Adviser in light of the services provided. The Trustees noted that the Board also considered the cost to Global X of providing those services, potential economies of scale as each Fund’s assets grow, the fees and expenses paid by other comparable funds, and such other matters as the Board had considered relevant in the exercise of their reasonable business judgment. The Independent Trustees noted Global X’s confirmation that there had been no material changes to this information previously considered by the Board.
In considering whether to approve the New Agreement on behalf of the Funds, the Board reviewed the materials provided for the Board Meeting, including: (i) a copy of the New Agreement; (ii) information concerning the financial condition, businesses, operations and compliance programs of Global X and Horizons; and (iii) a copy of the current Form ADV for Horizons. In making its decision to approve the New Agreement, the Board, including the Independent Trustees, concluded that the information furnished was sufficiently responsive, and sufficient to allow them to form a reasonable business judgment for approval of the New Agreement.
During its review of this information, the Board focused on and analyzed the factors that the Board deemed relevant, including: (i) the nature, quality and extent of the services provided and expected to be provided to each Fund by Global X; (ii) the personnel and operations of Global X; (iii) the investment performance of the Funds; (iv) the expected profitability to Global X under the New Agreement; (v) any “fall-out” benefits to Global X (i.e., the ancillary benefits realized due to Global X’s relationship with the Trust); and (vi) possible conflicts of interest. The following are among the primary factors taken into account by the Board in approving the New Agreement.
The Board reviewed the services that Global X expects to provide to each Fund. In connection with the advisory services to be provided to each Fund, the Board noted the significant responsibilities of Global X as the Funds’ investment adviser, including: implementation of the investment management program of each Fund; management of the day-to-day investment and reinvestment of the assets of each Fund; determining daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of Fund shares conducted on a cash-in-lieu basis; and oversight of general portfolio compliance with relevant law. The Board considered that, for a period of time after closing, Global X expects its operations would be the same as its current operations. The Board considered that Global X’s key personnel who provide services to the Funds are expected to provide those same services after the Transaction. The Board also noted that the Transaction is not expected to result in any change in the structure or operations of the Funds and that the Adviser does not currently anticipate any immediate changes to the Funds’ key service providers. The Board also considered the services Global X has provided to each Fund under the Current Agreement and the additional resources anticipated to be made available to the Funds’ portfolio management team following the Closing.The Board reviewed Global X’s experience, resources, strengths and its prior performance as investment adviser to the Funds.
Based on their consideration and review of the foregoing information, the Board determined that the Funds would likely benefit from the nature, quality and extent of the services to be provided by Global X under the New Agreement, as well as Global X’s ability to render such services based on its experience, personnel, operations and resources, including as expected to be augmented following the Closing.
The Board considered the appropriateness of the advisory fees and expense ratios of the Funds under the all-in fee structure under the New Agreement (which is the same fee structure as under the Current Agreement). The Board noted Global X’s assumption of the contractual obligation to limit each Fund’s ordinary operating expenses through the all-in fee structure under the New Agreement, which cannot be changed without shareholder approval. The Board also noted Global X’s agreement to further waive its advisory fees and assume certain expenses with respect to certain Funds under the New Fee Waiver Agreements.
The Board also noted that Horizons has agreed that it will, and will cause each of its affiliates to, conduct their business to enable reliance upon the conditions of Section 15(f) of the 1940 Act, including not imposing any “unfair burden” on the Funds for at least two years from the Closing. The Board considered the fact that [the fee waivers and expense reimbursements under the New Fee Waiver Agreements would be kept in place for a period of two years after the Closing, and that] Global X did not expect to request that the Board implement the Funds’ Rule 12b-1 plans in the foreseeable future.
The Board discussed with the representatives from Global X the expected costs to be incurred by Global X in rendering services to the Funds, and the profitability of Global X in connection with its service as investment adviser to each Fund, including operational costs but excluding costs related to the Transaction or for marketing. The Board acknowledged Global X’s contractual obligation to limit each Fund’s expenses through the all-in fee structure under the New Agreement (which is the same as under the Current Agreement), [its willingness to further waive fees with respect to certain Funds under the New Fee Waiver Agreements in order to cap the costs paid by the applicable Funds’ Shareholders] and the effect of such obligation and commitments, respectively, on Global X’s expected profitability. The Board discussed with Global X its experience in addressing economies of scale. The Board received information regarding Global X’s financial condition and reviewed Global X’s financial statements. The Board concluded that the expected profitability of Global X was reasonable for the Funds in relation to the performance and asset sizes of the Funds. The Board also considered that the Funds’ expenses were not expected to increase after the Transaction closed.
The Board also considered that Global X may experience reputational and other “fall-out” benefits (i.e., benefits to affiliates of Global X) based on the success of the Funds, but that such benefits were not likely to result in an “unfair burden” to the Funds.
The Board considered the investment performance of the Funds, including tracking error and difference, and the ability of the portfolio management team of Global X to continue such performance following the Closing. The Board concluded that Global X’s experience in managing the Funds, along with Horizon’s desire to retain all of the investment advisory personnel of Global X who currently assist in the management of the Funds, demonstrated that Global X had the ability to continue to successfully manage the Funds.
No single factor was determinative to the decision of the Board to approve the New Agreement. Based on the foregoing and such other matters as were deemed relevant, the Board concluded that the advisory fee rates under the New Agreement were reasonable in relation to the services expected to be provided by Global X to each Fund, as well as the expected costs incurred and benefits gained by Global X in providing such services. The Board also found the investment advisory fees under the New Agreement and the Current Agreement continued to be reasonable in comparison to the fees charged by advisers to other comparable ETFs of similar size. The Board concluded that the Transaction would not result in an increase in advisory fee rates or net expense ratios, and was not expected to result in a decrease in the quality or quantity of services provided to the Funds, or impose an “unfair burden” on the Funds. The Board further concluded that, after the Transaction, Global X will have the capabilities, resources, and personnel necessary to provide the investment management services it currently provides to each Fund. As a result, the Board concluded that the approval of the New Agreement between with Global X and the Trust, on behalf of each Fund, is in the best interests of each Fund.
Required Vote
To become effective with regard to a Fund, the New Agreement must be approved by the vote of the 1940 Act Majority of a Fund’s shares. The approval of the New Agreement by one Fund is not contingent on the approval of the New Agreement by any other Fund. Each Fund will vote on Proposal 1 separately. The Board, including a majority of the Independent Trustees, approved the New Agreement after consideration of all factors that the Board determined to be relevant to their deliberations, including those discussed above. The Board also determined to submit the New Agreement for consideration by the Shareholders of each Fund and to recommend that Shareholders vote FOR approval. If the Shareholders of a Fund do not approve the Fund’s New Agreement, the Board will consider other possible courses of action for the Fund, which may include entering into the Interim Advisory Agreement with Global X pursuant to Rule 15a-4 under the 1940 Act.
If the Shareholders of a Fund approve the New Agreement for that Fund, then it will not become effective until the Closing. If the Transaction is not completed, then the Current Agreement will remain in effect. Even if Shareholders of a Fund do not approve the New Agreement for their Fund, the Transaction could still close, resulting in the termination of the Current Agreement with Global X for that Fund. While an Interim Advisory Agreement could be utilized for such a Fund for a certain period of time, a Fund that has not approved the New Agreement may be liquidated.
FOR THE REASONS DISCUSSED ABOVE, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE NEW AGREEMENT FOR EACH FUND.

PROPOSAL 2: TO ELECT NOMINEES TO THE BOARD OF TRUSTEES
Shareholders are being asked to elect four trustees (each, a “Nominee”) to the Board. The Trust is governed by a Board, which has oversight responsibility for the management of the Trust’s business affairs. Trustees establish procedures and oversee and review the performance of the investment adviser, distributor, and others who perform services for the Trust.
Nominees
The trustees are responsible for supervising the management of the Trust and serving the best interests of Shareholders. Two of the Nominees currently serve as members of the boards of trustees of certain other ETFs and one of the Nominees currently serves as a Trustee. The Nominees were presented to the current Nominating and Governance Committee by Global X. The Nominating and Governance Committee (comprised of the Independent Trustees) has reviewed the qualifications and backgrounds of each of the Nominees, and met on February 23, 2018 with the Nominees. The Board concluded that the Nominees are experienced with the oversight of investment companies and at their meeting on March 6, 2018 selected and nominated the Nominees for election.
If the Nominees are elected, and the Transaction is completed, the Nominees (other than Mr. Bharwani, who is a current Trustee) would take office upon the Closing. At such time, it is expected that Bruno del Ama, Kartik Kiran Shah and Scott R. Chichester, current trustees of the Board, would tender their resignation (“Retiring Trustees”). In considering the nomination of the Nominees, the Retiring Trustees expressed a willingness to resign in light of, among other reasons, the efficiency of having Board members less closely connected to the original ownership of Global X and to help ensure the potential benefits to Shareholders that were anticipated to follow from the Transaction could occur.
The Board considered information provided by the Nominees and concluded with the help of counsel that each of the Nominees (other than Mr. Berruga) are not “interested persons,” as defined in the 1940 Act. Appendix C contains a description of the background of the Trustees and Nominees and related information.
If the Nominees are elected, the Trust would continue to be chaired by an Independent Trustee. The Board would meet periodically throughout the year to oversee the Funds’ activities, including to review the Funds’ performance and oversee potential conflicts that could affect the Funds, and to review the actions of Global X. With respect to its oversight of risk, the Board, through its committees, would rely on reports and information received from various parties, including Global X, internal auditors, the Funds’ and Global X’s Chief Compliance Officer, and the Funds’ outside auditors.
If elected, each Nominee is expected to hold office until his death, resignation or removal and replacement. The Nominees are available to serve and have consented to serve if elected. If a Nominee should become unavailable to serve before the Meeting, the designated proxy holders will have the authority to vote in their discretion for another person or persons who may be nominated by the Board’s Nominating and Governance Committee as Nominees.
Selection of Nominees for Trustee
The Board’s Nominating and Governance Committee makes recommendations and considers Shareholder recommendations for nominations for Board members. The Nominating and Governance Committee also periodically reviews independent Board member compensation. The Nominating and Governance Committee evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Funds’ investment adviser and other principal service providers. Under the current Nominating and Governance Committee charter, pursuant to which the Nominees were selected, the Nominating and Governance Committee may consider all factors it may determine to be relevant to fulfilling the role of being a member of the Board. The Nominating and Governance Committee does not have a formal policy regarding diversity, but considers a broad range of attributes and characteristics in evaluating nominees for election to the Board. A copy of the current Nominating and Governance Committee charter is attached as Appendix D to this Proxy Statement.
The Nominating and Governance Committee met on February 23, 2018 to evaluate candidates for positions on the Board, including evaluating candidates’ qualifications for Board membership and their independence from Global X, Mirae and their respective affiliates and other Fund service providers, as well as such other information as the Nominating and Governance Committee deemed relevant to its considerations. The Nominating and Governance Committee recommended the Nominees for nomination by the Independent Trustees, and at their meeting on March 6, 2018 the Independent Trustees and the full Board selected and nominated the Nominees for election by the Shareholders of the Trust.
Appendix C provides a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee and Nominee that led the Board to conclude that he should serve as a member of the Board. Each Trustee and Nominee’s outside professional experience is also outlined in Appendix C.

Board Meetings and Trustee Compensation
The Board held five and five meetings during the fiscal years ended October 31, 2017 and November 30, 2017, respectively. The Trust does not, in the normal course, hold annual meetings of Shareholders at which Trustees are elected.
No Trustee or Nominee owns, beneficially or of record, securities issued by Horizons, Global X, or SEI Investments Distribution Co. (the Funds’ distributor), or a person directly or indirectly controlling, controlled by, or under common control with any of the foregoing. The table in Appendix E shows the dollar range of shares of each Fund and the aggregate dollar range of equity securities in all registered investment companies overseen or to be overseen by each Trustee and Nominee that are in the same family of investment companies. The information is provided as of November 30, 2017.
Each Independent Trustee is compensated by the Trust for serving as Trustee. Bruno del Ama, an “interested person” of the Trust as that term is defined in the 1940 Act, is not compensated by the Trust for serving as Trustee. The table in Appendix F shows the compensation that each Trustee received from the Trust during the fiscal years ended October 31, 2017 and November 30, 2017 and the aggregate compensation that each Trustee received from the Trust during that period.
Principal Officers of the Trust
Officers of the Trust are appointed by the Board and serve at the pleasure of the Board. Appendix G identifies the principal officers of the Trust, which are not expected to change in connection with the Transaction and provides certain background and related information.
Standing Committees of the Board
Currently, the Board has two standing committees: the Audit Committee and the Nominating and Governance Committee. Each Committee is comprised of all of the Independent Trustees.
Audit Committee. The purposes of the Audit Committee are to assist the Board of Trustees in (1) its oversight of the Trust’s accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust; (2) its oversight of the Trust’s financial statements and the independent audit thereof; (3) selecting, evaluating and, where deemed appropriate, replacing the independent registered public accounting firm (or nominating the independent registered public accounting firm to be proposed for shareholder approval in any proxy statement); and (4) evaluating the independence of the independent registered public accounting firm. During the fiscal years ended October 31, 2017 and November 30, 2017, the Audit Committee held three and three meetings respectively.
Nominating and Governance Committee. The purposes of the Nominating and Governance Committee are, among other things, to assist the Board of Trustees in (1) its assessment of the adequacy of the Board’s adherence to industry corporate governance best practices; (2) periodic evaluation of the operation of the Trust and meetings with management of the Trust concerning the Trust’s operations and the application of policies and procedures to the Fund; (3) review, consideration and recommendation to the full Board regarding Independent Trustee compensation; (4) identification and evaluation of potential candidates to fill a vacancy on the Board; and (5) selection from among potential candidates of a nominee to be presented to the full Board for its consideration. During the fiscal period ended October 31, 2017 and November 30, 2017 the Nominating and Governance Committee held two and two meetings, respectively.
Independent Auditors of the Trust
Selection of Auditors. For the Trust, the current Audit Committee and the current Board have selected the firm of PricewaterhouseCoopers LLP (“PWC”) to serve as the Trust’s independent registered public accounting firm. PwC has previously confirmed to the Trust’s Audit Committee that it is an independent registered accounting firm with respect to the Funds. Representatives of PWC are not expected to be present at the Meeting, but will be available telephonically if necessary.
Audit Fees. Appendix I shows the aggregate fees billed to the Trust for each of the last two fiscal years for professional services rendered by PWC for the audit of the Trust’s annual financial statements and for review of the financial statements included in the Trust’s annual reports or for services that normally are provided by PWC in connection with statutory and regulatory filings or engagements for those fiscal years.
Audit-Related Fees. The Trust was not billed during its last two fiscal years for assurance and related services rendered by PWC that were reasonably related to the audit or review of the Trust’s financial statements but where such services were not reported under “Audit Fees” above.

Tax Fees. Appendix I also shows the aggregate fees billed to the Trust in each of the last two fiscal years for professional services rendered by PWC to the Trust for tax compliance, tax advice, and tax planning. These tax-related fees represent services provided in connection with the preparation of tax returns and year-end distribution review.
Aggregate Non-Audit Fees. During the Trust’s last two fiscal years, PWC did not bill for non-audit services rendered to the Trust and Global X, and any entity controlling, controlled by, or under common control with Global X that provides ongoing services to the Trust.
The Audit Committee has considered whether the provision of non-audit services that were rendered to Global X and any entity controlling, controlled by, or under common control with Global X that provides ongoing services to the Trust, is compatible with maintaining the independence of PWC. The Audit Committee has determined that PWC’s provision of these services is compatible with maintaining PWC’s independence.
All Other Fees. There were no additional fees paid by the Trust or by Global X, or other service providers under common control with Global X during the Trust’s last two fiscal years for products and services provided by PWC, other than the services reported above.
Approval of Services. All of the fees disclosed above and in Appendix I were approved by the Audit Committee in advance of the performance of such services. The Audit Committee approved the services described under “Tax Fees” above in advance of the performance of such services.
Required Vote
Election of each Nominee to the Board requires a plurality of votes cast. The votes of all the shares of the Funds of the Trust will be counted together in determining the results of the voting for the election of the Nominees in Proposal 2.
FOR THE REASONS DISCUSSED ABOVE, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE NOMINEES.

INFORMATION ABOUT GLOBAL X
Global X is located at 600 Lexington Avenue, 20th Floor New York, New York 10022. Global X currently provides investment advisory services. Bruno del Ama is the Chief Executive Officer of Global X. Global X is registered as an investment adviser with the SEC. Global X provides services to investment companies, with assets under management totaling approximately $9.3 billion as of February 9, 2018.
Upon Closing, Horizons will merge with and into Global X. Horizons, located at 625 Madison Avenue, 3rd Floor New York, New York 10022, is a wholly owned subsidiary of Mirae, which is one of Asia’s leading independent financial companies based in Seoul, Korea. Mirae is located at 12F, Tower 1, 33, Jong-ro, Jongno-gu, Seoul, 03159, Korea.
The principal executive officers of Global X and their principal occupation, along with their positions with the Trust (if Shareholders approve Proposals 1 and 2 and the Transaction is completed), are set forth below. The address of each principal executive officer of Global X is 600 Lexington Avenue, 20th Floor New York, New York 10022.

Name	Title(s) & Principal Occupation with Global X	Title(s) & Principal Occupation with the Trust
Bruno del Ama	Chief Executive Officer	Trustee and Chief Executive Officer
Luis Berruga	President, Chief Operating Officer, and Chief Financial Officer	President, Chief Operating Officer, Treasurer, Principal Accounting Officer and Chief Financial Officer
Daphne Tippens Chisolm	General Counsel	Secretary
Joseph Costello	Chief Compliance Officer	Chief Compliance Officer

GENERAL INFORMATION
Principal Holders of Shares
To the knowledge of the Trust, as of the Record Date, the Trustees, Nominees and officers of the Trust owned in the aggregate less than 1% of the shares of each Fund. Appendix J lists the total shares outstanding of each Fund. Appendix K contains information regarding each person who is known by the Trust to own, of record or beneficially, 5% or more of each Fund’s outstanding shares as of March 1, 2018. Mr. Bruno del Ama, a Trustee and executive officer of the Trust, may be deemed to have a substantial interest arising from his economic interest in Global X.
Since the beginning of the Funds’ most recently completed fiscal year, no Trustee or Nominee has purchased or sold securities exceeding 1% of the outstanding securities of any class of Global X or Horizons. As of March 1, 2018, no Trustee or Nominee, or any of their immediate family members, owned beneficially or of record any class of securities of Global X, Horizons, or SEI Investment Distribution Co., or any person directly or indirectly controlling, controlled by or under common control with such entities.
Payment of Solicitation Expenses
Global X and Horizons will pay the expenses of the preparation, printing and mailing of this Proxy Statement and its enclosures, and of all proxy solicitations. AST Fund Solutions, LLC (“AST”), a proxy solicitation firm, has been engaged by Global X and Horizons to assist in the solicitation of proxies. Global X and Horizons will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the Shareholders.
Other Service Providers
SEI Investment Distribution Co. is the distributor (also known as principal underwriter) of the shares of the Funds and is located at 1 Freedom Valley Dr., Oaks, Pennsylvania 19456. Brown Brothers Harriman & Co. (“BBH”) serves as Transfer Agent and Custodian for the Funds. BBH’s principal address is 50 Post Office Square, Boston, Massachusetts 02110.
Other Business
The Trust knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention of the Board that proxies, will be voted on such matters in accordance with the judgment of the persons designated therein as proxies consistent with their fiduciary duties as set forth in Statement on Adjournment of Investment Company Shareholder Meetings and Withdrawal of Proposed Rule 20a-4 and Amendment to Rule 20a-1, Investment Company Act Release No. 7659 (Feb. 6, 1973) (the “1973 Release”).
Communications to the Board
Communications to the Board may be directed to the Trust Secretary at 600 Lexington Avenue, 20th Floor New York, New York 10022.
Submission of a Shareholder Proposal
Under the SEC’s proxy rules, Shareholder proposals that meet certain requirements may be included in the Fund’s proxy material for a particular annual or special Shareholder meeting. However, because the Trust does not hold annual Shareholder meetings, the anticipated date for the next Shareholder meeting, if any, cannot be provided.
You may submit a Shareholder proposal to the Trust Secretary at 600 Lexington Avenue, 20th Floor New York, New York 10022. Any such Shareholder proposal must be in good order and comply with all applicable legal requirements and the requirements set forth in the Trust’s By-laws. A Shareholder proposal to be considered for inclusion in the proxy statement at any future Shareholders’ meeting must be submitted a reasonable time before the proxy statement for that meeting is mailed. Submission of a proposal within that timeframe does not guarantee that the proposal will be included in the Trust’s proxy statement.
If a Shareholder wishes to present a proposal at a future Shareholder meeting that is not to be included in the Trust’s proxy statement, the Shareholder must submit the proposal a reasonable time before the proxy statement is mailed; if not, the persons named as proxies may vote the proxies in their discretion with regard to the proposal.
Shareholder Reports
The Trust has previously sent its most recent Annual Report dated October 31, 2017 and/or November 30, 2017, as applicable, to Shareholders. The Trust will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a Shareholder upon request. Such requests should be directed to the Trust by calling toll free at 1-888-GXFund-1 (1-888-493-8631) or by correspondence addressed to 600 Lexington Avenue, 20th Floor New York, New York 10022. Copies are also available at www.globalxfunds.com. Copies of the annual and semi-annual reports of the Trust are also available on the EDGAR Database on the SEC’s Internet site at www.sec.gov.

VOTING INFORMATION
Voting Rights
Only Shareholders owning shares of any of the Funds at the close of business on March 21, 2018 may vote. Shareholders of record on the Record Date are entitled to be present and to vote at the Meeting. Each share or fractional share is entitled to one vote or fraction thereof. Each Fund’s Shareholders will vote separately on the Proposals with respect to that Fund. If you are a Shareholder of more than one Fund, you will be voting on the Proposals separately with respect to each Fund in which you hold shares.
Each proxy that is properly executed and returned in time to be voted at the Meeting will be voted at the Meeting in accordance with the instructions on the proxy. Any proxy may be revoked at any time prior to its use by written notification received by the Trust’s Secretary, by the execution and delivery of a later-dated proxy, or by attending the Meeting and voting in person. Shareholders whose shares are held in “street name” through their broker will need to obtain a legal proxy from their broker and present it at the Meeting in order to vote in person. Any letter of revocation or later-dated proxy must be received by the Funds prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.
The Trust anticipates that the New York Stock Exchange (“NYSE”) will take the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer firms’ request for voting instructions may not vote such customer’s shares on Proposals 1. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares are to be voted on the Proposals may be deemed to be an instruction to vote FOR Proposals 1 and FOR each of the Nominees set forth in Proposal 2. Under NYSE rules, member broker-dealer firms may, without instructions, give a proxy to vote on routine matters, including the election of the Nominees in Proposal 2, if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions.
Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present, but will not be treated as votes cast. “Broker non-votes” can occur where, as here: (i) shares are held by brokers or nominees, typically in “street name”; (ii) instructions have not been received from the beneficial owners or persons entitled to vote the shares; (iii) the broker or nominee does not have discretionary voting power on a particular proposal, and (iv) there is at least one other proposal for which, under the Rules of the NYSE, the broker or nominee does have discretionary voting power. Abstentions and broker non-votes, if any, are expected to have the same effect as a vote “against” Proposal 1. Abstentions and broker non-votes will have no effect on Proposal 2, which requires a plurality vote.
Quorum; Adjournment
For the Trust and each Fund, one-third (33-1/3%) of the outstanding shares entitled to vote, which are present in person or represented by proxy at a Shareholders’ meeting, constitutes a quorum for the transaction of business by Shareholders. A Shareholders’ meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares represented at the meeting, either in person or by proxy. Notwithstanding the above, broker non-votes will be excluded from the denominator of the calculation of the number of votes required to approve any proposal to adjourn a meeting. Any adjournment may be made with respect to any business which might have been transacted at such Shareholders’ meeting and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Shareholders’ meeting prior to adjournment. Written notice need not be given of the adjourned meeting when a Shareholders’ meeting is adjourned to another time or place if such time and place are announced at the meeting, unless (i) a new record date is fixed for the adjourned meeting, or (ii) the adjournment is for more than sixty (60) days after the date of the original meeting. In these circumstances, the Board will give written notice to each Shareholder of record entitled to vote at the new meeting. At any adjourned meeting, any business may be transacted that might have been transacted at the original meeting.
TO ASSURE THE PRESENCE OF A QUORUM AT THE MEETING, PLEASE PROMPTLY EXECUTE AND RETURN THE ENCLOSED PROXY. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. ALTERNATIVELY, YOU MAY VOTE BY TELEPHONE OR THROUGH THE INTERNET AT THE NUMBER OR WEBSITE ADDRESS PRINTED ON THE ENCLOSED PROXY CARD(S).

Appendix A
Form of New Agreement
INVESTMENT ADVISORY AGREEMENT
GLOBAL X FUNDS
          AGREEMENT made this ___ day of [ ], 2018 between Global X Management Company LLC, a Delaware limited liability company (“Adviser”) and Global X Funds, a Delaware statutory trust (“Trust”),on behalf of each series of the Trust list on the attached Exhibit A as such Exhibit may be amended from time to time (each series is hereinafter referred to as a “Fund”).
          WHEREAS, the Adviser is principally engaged in the business of rendering investment management services and is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940; and
          WHEREAS, the Trust is an open-end management investment company, registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (1940 Act”) and structured to offer shares of beneficial interest in the form of creation units (“Shares”) in its Funds, each of which is an exchange traded fund (“ETF”); and
          WHEREAS, the Trust presently intends to offer Shares of each Fund listed on Exhibit A hereto; and
          WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust and each of Funds and the Adviser is willing to so render such services;
          NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, it is agreed between the Trust and the Adviser as follows:
          1. Appointment of Adviser.
          (a) The Trust hereby appoints the Adviser to act as investment adviser to the Trust and each of its Funds for the periods, in the manner and on the terms and conditions herein set forth, subject to the supervision of the Board of Trustees of the Trust (“Board”). The Adviser accepts such appointment for the compensation herein provided and agrees to render the services and assume the obligations set forth in this Agreement commencing on the date that each Fund is offered to the public (“Effective Date”)
          (b) In the event that the Trust establishes one or more Funds (other than the current Funds) and desires to retain the Adviser to act as investment adviser for such new Funds, the Trust shall notify the Adviser in writing. If the Adviser is willing to render such services under this Agreement for any new Funds, the Adviser shall notify the Trust in writing and such new Funds shall be subject to the provisions of this Agreement to the same extent as the current Funds except to the extent that said provisions (including those relating to the compensation payable by the Trust to the Adviser with respect to any new Funds) are modified with respect to such new Fund in writing by the Trust and the Adviser at that time.
          2. Duties of Adviser.
          (a) Subject to the general supervision of the Board, the Adviser shall manage the investment operations of each Fund and the composition of each Fund’s assets, including the purchase, retention and disposition thereof. In this regard, the Adviser:
                    (i) shall provide supervision of each Fund’s assets, furnish a continuous investment program for each Fund in accordance with each Fund’s Prospectus and Statement of Additional Information (“SAI”) included as part of the Trust’s registration statement filed with the SEC, and shall determine, from time to time, what investments or securities will be purchased, retained or sold by each Fund and what portion of the assets of each Fund will be invested or held uninvested as cash;
                    (ii) shall provide quarterly reports to the Trust’s officers and Board concerning the Adviser’s discharge of its duties and responsibilities under this Agreement;
                    (iii) shall vote proxies, exercise consents, and exercise all other rights appertaining to securities and assets held by each Fund in accordance with the voting policies and procedures approved by the Board;
                    (iv) shall, as appropriate, select broker-dealers to execute portfolio transactions for each Fund. All purchase and sale orders will be placed with broker-dealers who are selected by the Adviser as able to provide “best execution” of such orders for the Funds. “Best execution” shall mean prompt and reliable execution at the most favorable securities price, taking into account the other provisions hereinafter set forth. Whenever the Adviser places orders, or directs the placement of orders, for the purchase or sale of portfolio securities on behalf of each Fund, in selecting brokers or dealers to execute such orders, the Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services that may enhance the Adviser’s research and portfolio management capability generally. It is further understood in accordance with Section 28(e) of Securities Exchange Act of 1934 Act, amended (“1934 Act”), that the Adviser may use a broker whose commissions on transactions may exceed the commissions that another broker would have charged for effecting the transactions, provided that the Adviser determines in good faith that the amount of commission charged was reasonable in relation to the value of brokerage and/or research services (as defined in Section 28(e)) provided by such broker, viewed in terms either of each Fund or the Adviser’s overall responsibilities to the Adviser’s discretionary accounts.
                    (v) may, on occasions when it deems the purchase or sale of a security to be in the best interests of a Fund as well as other fiduciary or agency accounts managed by the Adviser, aggregate, to the extent permitted by applicable laws and regulations, the securities to be sold or purchased in order to obtain best execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to such Fund and to such other accounts.
                    (vi) assist in the preparation and filing of reports and proxy statements (if any) to the shareholders of each Fund, the periodic updating of the registration statement, Prospectus, SAI, and other reports and documents for the Funds required to be filed by the Trust with the SEC and other governmental bodies;
                    (vii) in connection with its management of each Fund, monitor anticipated purchases and redemptions of Shares (including creation units) by shareholders and new investors
                    (viii) provide information and assistance as reasonably requested by the other service providers of the Trust in connection with the registration of Shares of each Fund in accordance with applicable state and foreign law securities requirements and regulatory requirements applicable to investors in each Fund;
                    (ix) will furnish to the Trust such statistical information with respect to the assets or investments that a Fund (or portions of any Fund) may hold or contemplate purchasing as the Trust or the Board may reasonably request;
                    (x) will furnish to the Board such periodic and special reports as the Board members may reasonably request. In addition, the Adviser agrees to furnish to the Board all currently available standardized performance information and other customary data regarding each Fund.
          (b) The Adviser, in connection with its rights and duties with respect to the Trust:
                    (i) shall use its best judgment in rendering its services under this Agreement and shall use care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims;
                    (ii) shall act in conformity with the Declaration of Trust, By-Laws, registration statement, Prospectus, SAI, the Trust’s exemptive order, and instructions and directions of the Board members and will use its best efforts to comply with and conform to the requirements of the 1940 Act and all other applicable federal and state laws, regulations and rulings
                    (iii) shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund or the holders of each Fund’s Shares in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Adviser against any liability to the Trust, each Fund or to holders of each Fund’s Shares to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Adviser’s reckless disregard of its obligations and duties under this Agreement or otherwise for breach of this Agreement.
          (c) The Adviser shall:
                    (i) comply with and conduct its activities under this Agreement in accordance with all applicable securities and tax law and rules, including compliance with the 1940 Act, the Investment Advisers Act of 1940 (“Advisers Act”), the Internal Revenue Code and all other applicable federal and state laws and regulations;
                    (ii) use reasonable efforts to manage each Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code and the regulations thereunder;
                    (iii) maintain a policy and practice of conducting its investment advisory services hereunder independently of the operations of any affiliate of the Adviser;
                    (iv) discharge the foregoing responsibilities subject to the control and supervision of the Board and in compliance with such policies and procedures of the Trust (regarding each Fund) that the Board may from time to time establish;
                    (v) immediately notify the Trust in the event that the Adviser or any of its affiliates: (I) becomes aware that it is subject to a statutory disqualification that prevents the Adviser from serving as investment adviser pursuant to this Agreement or (II) becomes aware that it is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority. The Adviser further agrees to notify the Trust immediately of any material fact known to the Adviser respecting or relating to the Adviser or its affiliates that is not contained in the Trust’s registration statement regarding each Fund, or any amendment or supplement thereto, but that is required to be disclosed thereon, and of any statement contained therein that becomes untrue in any material respect; and
                    (vi) not use inside information that may be in its possession or in the possession of any of its affiliates, nor will the Adviser seek to obtain any such information.

          (d) The Adviser shall initially determine and make any subsequent modifications to the portfolio composition file (“PCF”). The PCF shall specify the amount of the cash component, the identity and number of shares of the securities to be accepted pursuant to each Fund’s benchmark index in exchange for “Creation Units” for each Fund and the securities that will be applicable that day to redemption requests received for each Fund (and may give directions to the Trust’s custodian with respect to such designations).
          (e) In providing investment advisory services to each Fund, the Adviser will provide each Fund with ongoing investment guidance, policy direction, including oral and written research, analysis, advice, statistical and economic data and judgments regarding individual investments, general economic conditions and trends and long-range investment policy.
          (f) The Adviser may delegate some or all of its duties and obligations under this Agreement to one or more investment sub-advisers, including but not limited to delegating the voting of proxies relating to a Fund’s portfolio securities in accordance with the proxy voting policies and procedures of such investment sub-adviser; provided, however, that any such delegation shall be pursuant to an agreement with terms agreed upon by the Board members and approved in a manner consistent with the 1940 Act. However, no such no such delegation shall relieve the Adviser of its duties and obligations with respect to the management of each Fund’s assets pursuant to this Agreement and in accordance with applicable law.
          (g) The Adviser shall treat as confidential and proprietary information regarding each Fund, including of each Fund’s records and other information relative to each Fund and its prior, current or potential shareholders. The Adviser shall not use such records and information for any purpose other than the performance of its duties and responsibilities under this Agreement, except after prior notification to and approval in writing by the applicable Fund, which approval shall not be unreasonably withheld and may not be withheld where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by such Fund.
          (h) The services of the Adviser hereunder are not deemed exclusive and the Adviser shall be free to render similar services to others (including other investment companies) so long as its services under this Agreement are not impaired thereby.
          (i) will promptly notify the Trust in writing of the occurrence of any of the following events:
                    (i) the Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;
                    (ii) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and/or
                    (iii) the chief executive officer or controlling stockholder (or partners) of the Adviser or the portfolio manager of any Fund changes or there is otherwise an actual change in control or management of Adviser.
          3. Expenses. During the term of this Agreement, the Adviser shall pay all costs incurred by it in connection with the performance of its duties under this Agreement and shall pay the compensation and expenses of all of its partners, members, officers and employees who serve as trustees, officers and executive employees of the Trust (including the Trust’s share of payroll taxes), and the Adviser shall make available, without expense to each Fund, the service of its partners, members, officers and employees who may be duly elected officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law.
          4. Compensation. As compensation for the services provided and expenses assumed by the Adviser under this Agreement, the Trust will arrange for each Fund to pay the Adviser at the end of each calendar month an advisory fee computed daily at an annual rate equal to the amount of average daily net assets listed opposite each Fund’s name in Exhibit A, attached hereto. The “average daily net assets” of each Fund shall mean the average of the values placed on each Fund’s net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of each Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if each Fund lawfully determines the value of its net assets as of some other time on each business day, as of such other time. The value of net assets of each Fund shall always be determined pursuant to the applicable provisions of the Declaration of Trust and the registration statement. If, pursuant to such provisions, the determination of net asset value is suspended for any particular business day, then for the purposes of this Section 4, the value of the net assets of each Fund as last determined shall be deemed to be the value of its net assets as of the close of the New York Stock Exchange, or as of such other time as the value of the net assets of each Fund’s portfolio may lawfully be determined, on that day. If the determination of the net asset value of the shares of each Fund has been so suspended for a period including any month end when the Adviser’s compensation is payable pursuant to this Section 4, then the Adviser’s compensation payable at the end of such month shall be computed on the basis of the value of the net assets of each Fund as last determined (whether during or prior to such month). If each Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this Section 4.
          5. Books and Records. The Adviser agrees to maintain, and preserve for the periods prescribed by Rule 31a-2 under the 1940 Act, such records as are required to be maintained by Rule 31a-1 under the 1940 Act (other than clause (b) (4) and paragraphs (c), (d) and (e) thereof). The Adviser further agrees that all records which it maintains for the Trust are the property of the Trust and it shall surrender promptly to the Trust any of such records upon the Trust’s request.
          6. Indemnification.
          (a) The Trust hereby agrees to indemnify and hold harmless the Adviser, its directors, officers, and employees and each person, if any, who controls the Adviser (collectively, “Indemnified Parties”) against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act, the 1940 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:
                    (i) any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading in the registration statement, the Prospectus, the SAI, or any application or other document filed in connection with the qualification of the Trust or Shares of the Trust under the Blue Sky or securities laws of any jurisdiction (“Application”), except insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission either pertaining to a breach of the Adviser’s duties in connection with this Agreement or made in reliance upon and in conformity with information furnished by, through or on behalf of the Adviser for use in connection with the registration statement, any Application, the Prospectus or the SAI; or
                    (ii) subject to clause (i) above, the Adviser acting in accordance with the terms hereof; and the Trust will reimburse each Indemnified Party for any legal or other expense incurred by such Indemnified Party in connection with investigating or defending any such loss, claim, damages, liability or action.
          (b) If the indemnification provided for in paragraph 6(a) is due in accordance with the terms of such paragraph but is for any reason held by a court to be unavailable from the Trust, then the Trust shall contribute to the aggregate amount paid or payable by the Trust and the Indemnified Parties as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Trust and such Indemnified Parties in connection with the operation of the Trust, the relative fault of the Trust and such Indemnified Parties, and any other relevant equitable considerations. The Trust and the Adviser agree that it would not be just and equitable if contribution pursuant to this subparagraph (b) were determined by pro rata allocation or other method of allocation which does not take into account the equitable considerations referred to above in this subparagraph (b). The amount paid or payable as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subparagraph (b) shall be deemed to include any legal or other expense incurred by the Trust and the Indemnified Parties in connection with investigating or defending any such loss, claim, damage, liability or action. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.
          (c) It is understood, however, that nothing in this paragraph 6 shall protect any Indemnified Party against, or entitle any Indemnified Party to indemnification against, or contribution with respect to, any liability to the Trust or its Shareholders to which such Indemnified Party is subject, by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of a reckless disregard to its obligations and duties, under this Agreement or otherwise, to an extent or in a manner inconsistent with the 1940 Act.
          7. Duration and Termination. Insofar as the holders of Shares representing the interests in the Funds are affected by this Agreement, it shall continue, unless sooner terminated as provided herein, for two years after the Effective Date (i.e., the date that the Fund in question commences operations), and, insofar as the holders of Shares representing the interests in each of the other Funds are affected by this Agreement, it (as supplemented by the terms specified in any notice and agreement pursuant to paragraph 1(b) hereof) shall continue for each Fund until second of the year following the Effective Date of each Fund and with respect to each Fund thereafter shall continue for periods of one year thereafter so long as such continuance for each Fund is approved at least annually by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons (as defined by the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, and by the Trustees of the Trust or by vote of a majority of the outstanding Shares (as defined with respect to voting securities in the 1940 Act) representing the interests in such Fund; provided, however, that this Agreement may be terminated by the Trust as to any Fund at any time, without the payment of any penalty, by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding Shares (as so defined) representing the interests in the Fund affected thereby on sixty (60) days’ written notice to the Adviser, or by the Adviser at any time, without the payment of any penalty, on sixty (60) days’ written notice to the Trust. This Agreement shall automatically and immediately terminate in the event of its assignment (as defined by the 1940 Act).
          8. Trade Names and Trademarks. The Adviser agrees that the name “Global X” may be used in the name of the Trust and that such name, together with any related logos and any service marks containing the word “Global X,” may be used in connection with the Trust’s business only for so long as this Agreement (including any continuance or amendment hereof) remains in effect and that such use shall be royalty free. At such time as this Agreement shall no longer be in effect, the Trust will cease such use. The Trust acknowledges that it has no rights to the name “Global X” and such logos or service marks other than those granted in this paragraph and that the Adviser reserves to itself the right to grant the nonexclusive right to use the name “Global X” and such logos or service marks to any other person.
          9. Status of Adviser as Independent Contractor. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Trustees of the Trust from time to time, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.
          10. Amendment of Agreement. This Agreement may be amended by mutual consent, and the consent of the Trust must be approved by vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and, to the extent required by the 1940 Act and interpretations thereof by the SEC and its staff, by vote of a majority of the outstanding Shares (as defined with respect to a voting securities by the 1940 Act) representing the interests in each Fund affected by such amendment.
          11. Shareholder Liability. This Agreement is executed by or on behalf of the Trust with respect to each of the Funds and the obligations hereunder are not binding upon any of the Trustees, officers or Shareholders of the Trust individually but are binding only upon the Trust and its assets and property. All obligations of the Trust under this Agreement shall apply only on a Fund-by-Fund basis, and the assets of one Fund shall not be liable for the obligations of another Fund.
          12. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Delaware and shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and, to the extent provided in paragraph 7 hereof, each Indemnified Party. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations. Any provision in this Agreement requiring compliance with any statute or regulation shall mean such statute or regulation as amended and in effect from time to time.
          13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

  IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

ATTEST:	GLOBAL X FUNDS

By:

Title:

ATTEST:	GLOBAL X MANAGEMENT COMPANY LLC

By:

Title:

EXHIBIT A

FUNDS	ANNUAL ADVISORY FEE (as a % of average daily net assets)
Global X Silver Miners ETF	0.65%
Global X Gold Explorers ETF	0.65%
Global X Copper Miners ETF	0.65%
Global X Uranium ETF	0.69%
Global X Lithium & Battery Tech ETF	0.75%
Global X Fertilizers/Potash ETF	0.69%
Global X China Consumer ETF	0.65%
Global X China Energy ETF	0.65%
Global X China Financials ETF	0.65%
Global X China Industrials ETF	0.65%
Global X China Materials ETF	0.65%
Global X NASDAQ China Technology ETF	0.65%
Global X FTSE Southeast Asia ETF	0.65%
Global X MSCI Colombia ETF	0.61%
Global X MSCI Argentina ETF	0.59%
Global X MSCI Greece ETF	0.55%
Global X MSCI Norway ETF	0.50%
Global X FTSE Nordic Region ETF	0.50%
Global X MSCI Nigeria ETF	0.68%
Global X Next Emerging & Frontier ETF	0.49%
Global X MSCI Portugal ETF	0.55%
Global X MSCI Pakistan ETF	0.68%
Global X SuperDividend® ETF	0.58%
Global X SuperDividend® U.S. ETF	0.45%
Global X MSCI SuperDividend® Emerging Markets ETF	0.65%
Global X SuperDividend® REIT ETF	0.58%
Global X SuperIncome™ Preferred ETF	0.58%
Global X Social Media ETF	0.65%
Global X | JPMorgan Efficiente Index ETF	0.69%
Global X | JPMorgan U.S. Sector Rotator Index ETF	0.69%
Global X Guru® Index ETF	0.75%
Global X Scientific Beta U.S. ETF	0.28%
Global X Scientific Beta Europe ETF	0.38%
Global X Scientific Beta Japan ETF	0.38%
Global X Scientific Beta Asia ex-Japan ETF	0.38%
Global X YieldCo Index ETF	0.65%
Global X S&P 500® Catholic Values ETF	0.29%
Global X MSCI SuperDividend® EAFE ETF	0.55%
Global X MLP ETF	0.45%
Global X MLP & Energy Infrastructure ETF	0.45%
Global X SuperDividend® Alternatives ETF	0.75%
Global X U.S. Preferred ETF	0.23%
Global X FinTech ETF	0.68%
Global X Internet of Things ETF	0.68%
Global X Robotics & Artificial Intelligence ETF	0.68%

FUNDS	ANNUAL ADVISORY FEE (as a % of average daily net assets)
Global X Health & Wellness Thematic ETF	0.68%
Global X Longevity Thematic ETF	0.68%
Global X Millennials Thematic ETF	0.68%
Global X U.S. Infrastructure Development ETF	0.58%
Global X Founder-Run Companies ETF	0.65%
Global X Conscious Companies ETF	0.43%
Global X Iconic U.S. Brands ETF	0.48%

Appendix B
Amount of Investment Advisory Fees Paid to Global X by Each Fund

Fund Name	Advisory Fees paid per Fund for the fiscal year ended October 31, 2017
Global X Silver Miners ETF	$2,294,867
Global X Gold Explorers ETF	$306,855
Global X Copper Miners ETF	$285,663
Global X Uranium ETF	$1,683,748
Global X Lithium & Battery Tech ETF	$2,031,441
Global X Fertilizers/Potash ETF	$95,455
Global X China Consumer ETF	$588,116
Global X China Energy ETF	$10,510
Global X China Financials ETF	$231,632
Global X China Industrials ETF	$24,287
Global X China Materials ETF	$17,603
Global X NASDAQ China Technology ETF	$89,548
Global X FTSE Southeast Asia ETF	$78,306
Global X MSCI Colombia ETF	$632,803
Global X MSCI Argentina ETF	$1,003,635
Global X MSCI Greece ETF	$1,824,157
Global X MSCI Norway ETF	$626,007
Global X FTSE Nordic Region ETF	$178,465
Global X MSCI Nigeria ETF	$307,534
Global X Next Emerging & Frontier ETF	$72,854
Global X MSCI Portugal ETF	$197,014
Global X MSCI Pakistan ETF	$216,083
Global X SuperDividend® ETF	$5,186,440
Global X SuperDividend® U.S. ETF	$1,754,120
Global X MSCI SuperDividend® Emerging Markets ETF	$60,380
Global X SuperDividend® REIT ETF	$230,986
Global X SuperIncome™ Preferred ETF	$1,354,687
Global X Social Media ETF	$740,547
Global X | JPMorgan Efficiente Index ETF	$43,750
Global X | JPMorgan U.S. Sector Rotator Index ETF	$49,672
Global X Guru® Index ETF	$424,964
Global X Scientific Beta U.S. ETF	$355,867
Global X Scientific Beta Europe ETF	$64,722
Global X Scientific Beta Japan ETF	$62,034
Global X Scientific Beta Asia ex-Japan ETF	$11,269
Global X YieldCo Index ETF	$70,197
Global X S&P 500® Catholic Values ETF	$344,787
Global X MSCI SuperDividend® EAFE ETF	$8,914

Fund Name	Advisory Fees paid per Fund for the fiscal year ended November 30, 2017
Global X MLP ETF	$2,472,703
Global X MLP & Energy Infrastructure ETF	$1,118,331
Global X SuperDividend® Alternatives ETF	$67,244
Global X U.S. Preferred ETF	$4,730
Global X FinTech ETF	$70,051
Global X Internet of Things ETF	$280,104
Global X Robotics & Artificial Intelligence ETF	$1,948,208
Global X Health & Wellness Thematic ETF	$13,449
Global X Longevity Thematic ETF	$27,136
Global X Millennials Thematic ETF	$42,415
Global X U.S. Infrastructure Development ETF	$45,444
Global X Founder-Run Companies ETF	$13,351
Global X Conscious Companies ETF	$166,491
Global X Iconic U.S. Brands ETF	$1,213

Appendix C
Trustees and Nominees
The Trustees and Nominees, along with their principal occupations over the past five years and their affiliations, if any, with the Trust are listed below. If elected, each Nominee serve until his death, resignation or removal and replacement.
Independent Nominees

Name, Address, Year of Birth	Position(s) Held with Trust and Length of Service	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in the Funds Complex Overseen by Trustee or Nominee	Other Directorships/ Trusteeships Held by Trustee or Nominee During the Past Five Years
Charles A. Baker 600 Lexington Avenue, 20th Floor New York, NY 10022 (1953)	None	Chief Executive Officer of Investment Innovations LLC (investment consulting) (since 2013); Managing Director of NYSE Euronext (2003 to 2012)	None	Trustee of OSI ETF Trust (since 2016)
Sanjay Ram Bharwani 600 Lexington Avenue, 20th Floor New York, NY 10022 (1974)	Trustee (since 2008)	CEO of Risk Advisors Inc. (since 2007) (consulting firm)	80 (52 of which are operational)	None
Clifford J. Weber 600 Lexington Avenue, 20th Floor New York, NY 10022 (1963)	None
Owner, Financial Products Consulting Group LLC (consulting services to financial institutions) (since 2015); Formerly, Executive Vice President of Global Index and Exchange-Traded Products, NYSE Market, Inc., a subsidiary of Intercontinental Exchange (ETF/ETP listing exchange) (2013-2015); and Executive Vice President and Head of Strategy and Product Development, NYSE Liffe U.S., a division of NYSE Euronext (U.S. futures exchange) (2008-2013)
None
Lead Independent Trustee of Clough Funds Trust (investment company) (since 2015); Chairman and Trustee of Clayton Street Trust (since 2016); Chairman and Trustee of Janus Detroit Street Trust (since 2016); and Trustee of Elevation ETF Trust (investment company) (since 2016)

Interested Nominee

Name, Address, Year of Birth	Position(s) Held with Trust and Length of Service	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in the Funds Complex Overseen by Trustee or Nominee	Other Directorships/ Trusteeships Held by Trustee or Nominee During the Past Five Years
Luis Berruga 600 Lexington Avenue, 20th Floor New York, NY 10022 (1977)	President (since 2018); Chief Operating Officer, Treasurer, Principal Accounting Officer and Chief Financial Officer (since 9/2015)	Chief Financial Officer, GXMC (since 9/2015) and Chief Operating Officer (since 2/2014); Investment Banker, Jefferies (2012-2014)	None	None

Following is a summary of each Trustee or Nominee’s particular professional experience and additional considerations that contributed to or support the Board’s conclusion that an individual should serve as a Trustee:
Charles A. Baker: Mr. Baker has extensive knowledge of and experience in the financial services industry, including as Managing Director of NYSE Euronext.
Luis Berruga: Mr. Berruga has extensive knowledge of and experience in the financial services industry, including as President and Chief Operating Office of Global X Management Company LLC. Mr. Berruga received his MBA from the Kellogg School of Management at Northwestern University.
Sanjay Ram Bharwani: Mr. Bharwani has experience in capital markets, technology, risk management and security valuation. He is currently the CEO of Risk Advisors Inc., a risk management consultancy and previously served as the Chief Information Officer of a multi-strategy hedge fund. Mr. Bharwani received his MBA from the Wharton Business School.
Clifford J. Weber: Mr. Weber has experience serving as a senior executive of stock exchanges with responsibilities including exchange-traded fund and exchange-traded product issues, experience with the structure and operations of exchange-traded funds, experience with secondary market transactions involving exchange-traded funds, and experience serving as a mutual fund independent director.

Appendix D
Global X Funds (“Trust”)
Nominating and Governance Committee Charter

Committee Membership

The Nominating and Governance Committee ("Committee") of the Trust shall be composed solely of Trustees who are not "interested persons" (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act")) of the Trust, the investment adviser or principal underwriter of the Trust ("Independent Trustees").

Appointment of Chairman of the Committee

Once constituted, the Committee shall appoint one of its members to serve as the Chairman of the Committee ("Chairman") to serve until such time that he or she resigns such position, is no longer a member of the Committee or is removed by a majority vote of the members of the Committee or the Independent Trustees. The Committee shall promptly appoint a replacement to fill any vacancy in the position of Chairman.

Assistance of Others

Other members of the Board of Trustees of the Trust ("Board"), while not serving as members of the Committee, at the request of the Committee, may assist the Committee in the discharge of its responsibilities. In addition, at the request of the Committee, the investment adviser and other service providers of the Trust may be requested to provide administrative support and other assistance to the Committee.

Mission

The purposes of the Committee are to:

1.    Consider and nominate to the Board candidates for membership of the Board;

2.     Conduct an annual assessment of the effectiveness of the Board and its committees, and its members;

3.
Make recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Trust and each of its series ("Funds") and overseeing the management of the Funds;

4.	Consider and oversee the selection and retention of independent legal counsel to the Independent Trustees;

5.     Review shareholder correspondence to the Board;

Committee Functions

1.
The Committee shall, in the event of any vacancies on or additions to the Board, be responsible for (i) identifying and evaluating potential candidates to fill any such vacancy on the Board, including candidates to fill a vacancy for the Audit Committee Financial Expert ("ACFE"); (ii) selecting from among the potential candidates a nominee to be presented to the full Board for its consideration; and (iii) recommending to the Board a nominee to fill any such vacancy. The Committee may seek suggestions for potential Independent Trustee nominees from any party it deems appropriate. For nonIndependent Trustees, the Committee shall consider the views and recommendations of Global X Management Company LLC. The Committee shall take the following actions to identify and evaluate the candidate nominees: · .

(a)	The Committee shall consider that, at the time of nomination, a candidate should:

(i)     have substantial expertise, work experience or relationships that would contribute to the overall effectiveness of the Board, including the oversight of the Trust and the protection of the interests of the Trust's shareholders; and

(ii)
have a degree from an accredited university or college in the United States or the equivalent degree from an equivalent institution of higher learning in another country or a certification as a public accountant.

(b)
The Committee will disqualify nominee candidates that would cause the Trust, as determined by the Committee in consultation with counsel to the Independent Trustees, to be in violation of or not in compliance with:

(i)	any applicable law, regulation, or regulatory interpretation;

(ii)     the Trust's organizational documents; or

(ii)	any general policy adopted by the Board regarding the percentage of Board that would be comprised of Independent Trustees.

(c)	The Committee will ensure that nominees put forth by shareholders of the Trust comply with the requirements set forth in Appendix A before the Committee will consider them

(d)	In the case of candidates for Independent Trustee positions, the Committee shall evaluate:

(i)	each candidate’s independence within the scope of Section 2(a)(19) of the 1940 Act;

(ii)	the effect of any relationships beyond those delineated in the 1940 Act that might impair or appear to impair the independence of a prospective Independent Trustee;

(iii)	each candidate's potential contribution in terms of experience and background to the operation of the Board and its committees;

(iv) each candidate's other commitments and the impact such commitments may have to his/her service to the Trust;

(v)     whether a candidate could qualify as an ACFE; and

(vi)     any such other factors as the Committee may deem relevant.

2.
The Committee shall coordinate and facilitate an annual evaluation of the effectiveness of the Board and its committees, focusing on both the substantive and procedural aspects of the Board's operations. The Committee shall determine what aspects of the Board's operation should be addressed in addition to an evaluation of the Board's committee structure and consideration of whether the members of the Board have taken on the responsibility for overseeing too many funds. After each annual evaluation, the committee shall recommend improvements, as appropriate.

3.
The Committee shall review, discuss, and make recommendations to the Board relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in governing the Trust and the Funds and overseeing the management of the Funds. These may include, but are not limited to, issues relating to:

(e)	Composition of the Board, including the size of the Board, the number of Independent Trustees, and the qualifications and representative areas of expertise of the members of the Board.

(f)     Activities of members of the Board, including:

(i)     guidelines relating to ownership of shares of the Funds by members of the Board;

(ii)     continuing education requirements for members of the Board;

(iii)	activities that may create the appearance of a conflict of interest for the Independent Trustees; and

(iv)     identification of best practices for members of the Board.

(g)     Meetings of the Board, including:

(i)     frequency of meetings of the Board; and

(ii)     Board meeting attendance policies.

(h)     Role of the Independent Trustees, including:

(i)	the ability of the Independent Trustees to request and obtain certain information from management of the Trust, the investment adviser of the Trust and other service providers for the Trust; and

(ii)	limitations on the ability of the Independent Trustees to take actions on behalf of the Board or to function in a manner that is independent of the full Board or the investment adviser.

(i)	Setting of Compensation for the Independent Trustees for:

(i)     services as members of the Board; and

(ii)	activities as chairpersons and members of each committee of the Board.

(j)    Role of the committees of the Board, including,

(i)     number and composition of each of the committees;

(ii) division of duties and scope of responsibilities among the various committees; and

(iii)     need for Board approval of the charter of each committee.

(k)	Relationship between the Board and management, including:

(i)	oversight of and communication with management;

(ii)	coordination with management to ensure that management has developed an appropriate plan to deal with succession and potential crisis management situations; and

(iii)    periodically review issues related to the succession of officers of the Trust.

4.
The Committee shall consider and oversee the selection and retention of independent legal counsel to the Independent Trustees in accordance with Rule 0-1(a)(6) under the 1940 Act. In making such selection, the Committee will examine and monitor such legal counsel's client relationships in order to ascertain legal counsel's continued independence.

5.
The Committee will review shareholder correspondence to the Board periodically and determined how to respond. Shareholders wishing to send communications to any of the Board or specific members of the Board will be directed to submit communications only in written form. All such shareholder communications should be sent to the attention of the Trust’s Secretary, at principal place of business of the Trust in the first instance. The Trust’s Secretary will maintain a copy of any such communication and promptly forward each such communication to the Committee no less frequently than monthly. Other Board members will receive, no less frequently than quarterly, a summary of all shareholders communications received during the prior quarter, which summary shall specifically identify the substance of all such communications.

Powers and Responsibilities

1.
In evaluating nominee candidates, the Committee may interview the nominee candidate and any references offered by the nominee candidate, and may use such other legal means as it deems helpful and appropriate. The Committee may also engage one or more third parties to conduct reference and background inquiries on nominee candidates. Each nominee candidate will be asked to complete an eligibility questionnaire that requests such information as may be necessary to determine the individual's eligibility to serve as a Trustee, his or her status as an "interested person" of the Trust, and his or her relationship with the Trust and the Trust's service providers, and any other facts that may be required to be disclosed in filings to be made with the Securities and Exchange Commission.

2.
The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the ability to engage consultants to assist with identification and evaluation of potential Independent Trustees and the authority to utilize counsel and to retain experts or other persons with specific competence at the expense of the Trust. The Committee shall consult with counsel to the Trust concerning the requirements of the 1940 Act applicable to the selection and qualification of Independent Trustees as well as any matters involving shareholder submissions.

3.
The Committee shall have the authority to consult with management of the Trust, the chief compliance officer of the Trust, counsel and other consultants, as appropriate, to discuss legal, regulatory and business issues that are affecting or are expected to affect the mutual fund industry and fund governance with a view to recommending changes to the Board's and the Trust's governance practices, as appropriate.

4.
The Committee shall meet periodically or as necessary in connection with any vacancy on or addition to the Board, and otherwise from time to time as it deems appropriate to perform its responsibilities. The Committee is empowered to hold special meetings as circumstances require. The Committee may also act by written consent, to the extent permitted by law and by the Trust's By-Laws.

5.	The Committee shall prepare and retain minutes of its meetings and appropriate documentation of any decisions made outside of meetings.

6.	The Committee shall recommend to the Board any revisions or modifications to this Charter that the Committee deems necessary or appropriate to the effective exercise of its responsibilities.

APPENDIX A

Consideration of Candidates Recommended by Shareholders

Shareholders may submit for the Committee's consideration, recommendations regarding potential Independent Trustee nominees. Each eligible shareholder or shareholder group may submit no more than one Independent Trustee nominee each calendar year.

In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the nominee:

o	The nominee must satisfy all qualifications provided herein and in the applicable Trust's organizational documents, including qualification as a possible Independent Trustee.

o
The nominee may not be the nominating shareholder, a member of the nominating shareholder group, or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.

o
Neither the nominee nor any member of the nominee's immediate family may be currently employed or employed within the last year by any nominating shareholder entity or entity in a nominating shareholder group.

o
Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee's name was submitted, during the immediately preceding calendar year, or during the year when the nominee's name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

o
The nominee may not be an executive officer, trustee (or person fulfilling similar functions) of the nominating shareholder, or any member of the nominating shareholder group or of an affiliate of the nominating shareholder, or any such member of the nominating shareholder group.

o
The nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

o
A shareholder or shareholder group may not submit for consideration a nominee who has previously been considered by the Committee. In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee.

o
Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of the applicable Trust's securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment and the securities used for purposes of calculating the ownership cannot be held "short."

o
The nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has (a) sole power to vote or direct the vote; (b) shared power to vote or direct the vote; (c) sole power to dispose or direct the disposition of such shares; and (d) shared power to dispose or direct the disposition of such shares. In addition the certification shall provide that the shares have been held continuously for at least 2 years.

Shareholders or shareholder groups submitting proposed nominees must substantiate compliance with the above requirements at the time of submitting their proposed nominee as part of their written submission to the attention of the Committee. This submission should be provided no later than the first calendar quarter of the current year and must include:

o     The shareholder's contact information;

o	The nominee's contact information and the number of applicable Trust shares owned by the proposed nominee;

o
All information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A of the Securities Exchange Act of 1934; and

o
A notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in the applicable Trust's proxy statement, if so designated by the Committee and the Trust's Board.

It shall be in the Committee's sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration.

Appendix E
Fund Share Beneficial Ownership of Trustees and Nominees
Listed in the table below for each Trustee or Nominee is the dollar range of securities beneficially owned in the Funds together with the aggregate dollar range of equity securities in all registered investment companies overseen or to be overseen by each Trustee or Nominee that are in the same family of investment companies, as of March 6, 2018.

Name of Trustee/Nominee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Trustee or Nominee In Family of Investment Companies
Independent Nominees
Charles A. Baker	None	None
Sanjay Ram Bharwani	None	None
Clifford J. Weber	None	None
Interested Nominee
Luis Berruga	[1]	Over $100,000
	Global X MLP ETF	$84,872
	Global X SuperDividend® ETF	$10,413
	Global X SuperIncome™ Preferred ETF	$28,930
	Global X U.S. Preferred ETF	$187,674

1    [ ] ($[ ]) and [ ] ($[ ]).

Appendix F
Trustee Compensation from the Trust

The following table sets forth certain information with respect to the compensation of each Trustee for the fiscal years ended October 31, 2017 and November 30, 2017:

	Annual Aggregate Compensation from the Trust		Pension or Retirement Benefits Accrued as Part of Fund Expenses
Name, Title	October 31, 2017	November 30, 2017	October 31, 2017	November 30, 2017
Sanjay Ram Bharwani, Trustee	$56,666.67	$57,500	$0	$0
Scott R. Chichester, Trustee	$56,666.67	$57,500	$0	$0
Kartik Kiran Shah, Trustee	$56,666.67	$57,500	$0	$0
Bruno del Ama, Trustee	$0	$0	$0	$0

Independent Trustee fees are paid from the unitary fee paid to the Adviser by the Funds. All of the Independent Trustees are reimbursed for their travel expenses and other reasonable out-of-pocket expenses incurred in connection with attending Board meetings (these other expenses are subject to Board review to ensure that they are not excessive). The Trust does not accrue pension or retirement benefits as part of the Fund’s expenses, and Trustees are not entitled to benefits upon retirement from the Board.

Appendix G
Principal Officers of the Trust Upon Closing
The principal officers of the Trust upon Closing, along with their addresses and principal occupations over the past five years are listed below. Officers of the Trust are elected by the Trustees and serve at the pleasure of the Board.

Name, Address and Year of Birth	Position(s) and Year First Appointed to Position for any Fund in the Fund Complex or a Predecessor Thereof	Principal Occupation(s) During Past 5 Years

Luis Berruga 600 Lexington Avenue, 20th Floor New York, NY 10022 (1977)	President (since 1/2018); Chief Operating Officer, Treasurer, Principal Accounting Officer and Chief Financial Officer (since 9/2015)	Chief Financial Officer, GXMC (since 9/2015) and Chief Operating Officer (since 2/2014); Investment Banker, Jefferies (2012-2014)
Daphne Tippens Chisolm 600 Lexington Avenue, 20th Floor New York, NY 10022 (1969)	Secretary (since 2012)	General Counsel, GXMC (since 2011); Chief Compliance Officer, GXMC (1/2014-5/2014 and 2/2015-9/2016)
Joe Costello 600 Lexington Avenue, 20th Floor New York, NY 10022 (1974)	Chief Compliance Officer (since 9/2016)	Chief Compliance Officer, FlexShares Funds (2011-2015); Vice President, Northern Trust Investments (2003-2015)
Lisa K. Whittaker One Freedom Valley Drive Oaks, PA 19456 (1978)	Assistant Secretary (since 2013)	Counsel at SEI Investments (since 2012); Associate Counsel and Compliance Officer at The Glendale Trust Company (2011-2012); Associate of Drinker Biddle & Reath LLP (2006-2011)
Eric Kleinschmidt One Freedom Valley Drive Oaks, PA 19456 (1968)	Assistant Treasurer (since 2016)	Director, Fund Accounting, SEI Investments Global Funds Services (2004 to present), Manager, Fund Accounting (1999 to 2004)

Appendix H
Nominees Proposed to Serve on Each Committee

Nominating and Governance Committee
Charles A. Baker
Sanjay Ram Bharwani
Clifford J. Weber
Audit Committee
Charles A. Baker
Sanjay Ram Bharwani
Clifford J. Weber

Appendix I
Auditor Information
The following table shows:
Audit Fees. The aggregate fees billed for each of the last two fiscal years ended October 31 and November 30 for professional services rendered by PricewaterhouseCoopers LLP for the audit of the Trust’s annual financial statements or services that normally are provided by PWC in connection with statutory and regulatory filings or engagements for those fiscal years.
Tax Fees. The aggregate fees billed in each of the last two fiscal years ended October 31 and November 30 for professional services rendered by PWC for tax compliance, tax advice and tax planning. The tax fees represent services provided in connection with the preparation of tax returns and year-end distribution review.

Fiscal Year	Audit Fees	Tax Fees
2017	$570,650	$182,990
2016	$532,690	$201,260

Appendix J
Total Shares Outstanding of Each Fund
As of March 1, 2018, the total shares outstanding of each Fund were as follows:

Fund	Outstanding Shares
Global X Iconic U.S. Brands ETF	200,000.000
Global X MSCI Colombia ETF	9,680,000.000
Global X MSCI Norway ETF	10,950,000.000
Global X FTSE Nordic Region ETF	1,460,000.000
Global X China Consumer ETF	17,300,000.000
Global X China Energy ETF	150,000.000
Global X China Financials ETF	3,150,000.000
Global X China Industrials ETF	250,000.000
Global X NASDAQ China Technology ETF	1,150,000.000
Global X China Materials ETF	249,971.000
Global X Silver Miners ETF	13,197,318.000
Global X Copper Miners ETF	3,099,374.000
Global X Gold Explorers ETF	2,062,054.000
Global X Lithium and Battery Tech ETF	29,874,628.000
Global X Uranium ETF	26,931,666.000
Global X MSCI Argentina ETF	6,124,975.000
Global X FTSE Southeast Asia ETF	1,150,000.000
Global X Fertilizers/Potash ETF	1,500,000.000
Global X SuperDividend® ETF	51,900,000.000
Global X MLP ETF	92,700,000.000
Global X Social Media ETF	5,550,000.000
Global X MSCI Greece ETF	43,900,000.000
Global X Guru Index ETF	1,900,000.000
Global X SuperIncome Preferred ETF	17,450,000.000
Global X SuperDividend® U.S. ETF	16,400,000.000
Global X MSCI Nigeria ETF	3,612,135.000
Global X MLP and Energy Infrastructure ETF	31,950,000.000
Global X Next Emerging & Frontier ETF	750,000.000
Global X MSCI Portugal ETF	4,250,000.000
Global X JPMorgan Efficiente Index ETF	250,000.000
Global X JPMorgan U.S. Sector Rotator Index ETF	200,000.000
Global X MSCI SuperDividend® Emerging Markets ETF	850,000.000
Global X SuperDividend® REIT ETF	4,300,000.000
Global X MSCI Pakistan ETF	5,000,000.000
Global X Scientific Beta US ETF	3,950,000.000
Global X Scientific Beta Europe ETF	400,000.000
Global X Scientific Beta Japan ETF	250,000.000
Global X Scientific Beta Asia ex-Japan ETF	150,000.000
Global X YieldCo Index ETF	1,800,000.000
Global X SuperDividend® Alternatives ETF	850,000.000
Global X S&P 500® Catholic Values ETF	4,300,000.000
Global X Health & Wellness Thematic ETF	150,000.000
Global X Longevity Thematic ETF	550,000.000

Fund	Outstanding Shares
Global X Millennials Thematic ETF	900,000.000
Global X Conscious Companies ETF	2,650,000.000
Global X FinTech ETF	4,200,000.000
Global X Internet of Things ETF	5,100,000.000
Global X Robotics & Artificial Intelligence ETF	98,400,000.000
Global X MSCI SuperDividend® EAFE ETF	200,000.000
Global X Founder-Run Companies ETF	200,000.000
Global X U.S. Infrastructure Development ETF	5,250,000.000
Global X U.S. Preferred ETF	1,150,000.000

Appendix K
Principal Holders of the Funds
Although the Trust does not have information concerning the beneficial ownership of shares held in the names of DTC participants (“DTC Participants”), as of March 1, 2018, the name and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding shares of a Fund is set forth in the table below:

Fund Name	Name and Address of DTC Participant	Amount of Ownership	Percent of Fund
Global X MLP ETF	Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	17.44%
	Morgan Stanley Smith Barney 1585 Broadway New York, NY 10036	12.28%
	Wells Fargo Clearing Services, LLC One North Jefferson Avenue St. Louis, MO 63103	11.98%
	Merrill Lynch, Pierce, Fenner & Smith One Bryant Park New York, NY 10036	11.95%
	TD Ameritrade, Inc. 1005 N Ameritrade Place Bellevue, NE 68005	11.76%
	National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	9.84%
Global X MLP & Energy Infrastructure ETF	LPL Financial 75 State Street, 24th Floor, Boston, MA, 02109	36.12%
	Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	17.26%
	Pershing LLC 1 Pershing Plaza, Jersey City, NJ 07399	13.68%
	National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	11.40%
	Morgan Stanley Smith Barney 1585 Broadway New York, NY 10036	5.78%
Global X SuperDividend Alternatives ETF	LPL Financial 75 State Street, 24th Floor, Boston, MA, 02109	28.90%
	National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	13.08%
	TD Ameritrade, Inc. 1005 N Ameritrade Place Bellevue, NE 68005	12.29%
	Raymond James Financial 880 Carillon Parkway, St. Petersburg, FL 33716	8.02%
	Merrill Lynch, Pierce, Fenner & Smith One Bryant Park New York, NY 10036	7.45%
	Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	5.66%
Global X Conscious Companies ETF	Morgan Stanley Smith Barney 1585 Broadway New York, NY 10036	80.58%
	Raymond James Financial 880 Carillon Parkway, St. Petersburg, FL 33716	6.28%
Global X Millennials Thematic ETF	Apex Clearing 350 N. St. Paul Street, Dallas, TX 75201	41.17%
	National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	10.16%

Fund Name	Name and Address of DTC Participant	Amount of Ownership	Percent of Fund
	Merrill Lynch & Co. Inc. 4 World Financial Center FL 23, New York, NY 10080	9.20%
	Merrill Lynch, Pierce, Fenner & Smith One Bryant Park New York, NY 10036	6.81%
Global X Health & Wellness Thematic ETF	CGM/Sal Br 333 West 34th Street, New York, NY 10001	56.67%
	Merrill Lynch & Co. Inc. 4 World Financial Center FL 23, New York, NY 10080	15.53%
	National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	8.05%
Global X Longevity Thematic ETF	Merrill Lynch, Pierce, Fenner & Smith One Bryant Park New York, NY 10036	23.12%
	National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	14.79%
	Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005	11.53%
	Merrill Lynch & Co. Inc. 4 World Financial Center FL 23, New York, NY 10080	10.63%
	Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	9.83%
	CGM/Sal Br 333 West 34th Street, New York, NY 10001	6.36%
Global X Robotics & Artificial Intelligence ETF	National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	13.00%
	Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	10.25%
	Citigroup Inc. 399 Park Avenue New York, NY 10043	8.21%
	JP Morgan Chase 270 Park Ave. New York, NY 10017	8.09%
	Morgan Stanley Smith Barney 1585 Broadway New York, NY 10036	6.06%
	Merrill Lynch, Pierce, Fenner & Smith One Bryant Park New York, NY 10036	6.00%
	TD Ameritrade, Inc. 1005 N Ameritrade Place Bellevue, NE 68005	5.79%
	State Street Bank & Trust 800 Boylston Street Boston, Massachusetts 02116	5.44%
	BNY Mellon 101 Barclay Street New York, NY 10286	5.11%
Global X FinTech ETF	National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	14.27%
	Merrill Lynch, Pierce, Fenner & Smith One Bryant Park New York, NY 10036	12.82%
	Citigroup Inc. 399 Park Avenue New York, NY 10043	12.10%

Fund Name	Name and Address of DTC Participant	Amount of Ownership	Percent of Fund
	Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	11.19%
	BNY Mellon 101 Barclay Street New York, NY 10286	9.86%
	Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005	7.42%
Global X Internet of Things ETF	National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	14.75%
	Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	9.95%
	Citigroup Inc. 399 Park Avenue New York, NY 10043	8.21%
	TD Ameritrade, Inc. 1005 N Ameritrade Place Bellevue, NE 68005	7.79%
	Pershing LLC 1 Pershing Plaza, Jersey City, NJ 07399	6.83%
	Morgan Stanley Smith Barney 1585 Broadway New York, NY 10036	6.54%
	Merrill Lynch, Pierce, Fenner & Smith One Bryant Park New York, NY 10036	5.60%
Global X Founder-Run Companies ETF	Citigroup Inc. 399 Park Avenue New York, NY 10043	37.25%
	Goldman Sachs & Co. 85 Broad Street New York, NY 10004	16.53%
	Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	14.67%
	National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	5.93%
Global X Iconic U.S. Brands ETF	Bank of America, National Association 100 North Tryton Street, Suite 170, Charlotte, NC 28202	50.00%
	TradeStation Securities Inc 8050 SW 10th Street, Suite 2000, Plantation FL, 33324	25.00%
	Merrill Lynch & Co. Inc. 4 World Financial Center FL 23, New York, NY 10080	17.68%
Global X U.S. Infrastructure Development ETF	Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	19.87%
	National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	15.88%
	Pershing LLC 1 Pershing Plaza, Jersey City, NJ 07399	10.34%
	TD Ameritrade, Inc. 1005 N Ameritrade Place Bellevue, NE 68005	8.71%
	Citigroup Inc. 399 Park Avenue New York, NY 10043	5.49%
	Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005	5.26%

Fund Name	Name and Address of DTC Participant	Amount of Ownership	Percent of Fund
Global X U.S. Preferred ETF	Citigroup Inc. 399 Park Avenue New York, NY 10043	39.13%
	National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	22.67%
	Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	16.83%